UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MICROBOT MEDICAL INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MICROBOT MEDICAL INC.

25 Recreation Park Drive, Unit 108

Hingham, MA 02043

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2017

Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2017 Annual Meeting of Shareholders of Microbot Medical Inc. (the “Company”) will be held at 11:00 A.M., Eastern Standard Time on September 12, 2017 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, Floor 25, New York, NY 10017. At the Annual Meeting, you will be asked to vote on:

1.	The election of two Class II directors to the Board of Directors of the Company to serve until the 2020 Annual Meeting of Shareholders;

2.	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2017;

3.	To approve the Microbot Medical Inc. 2017 Equity Incentive Plan;

4.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers;

5.	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation; and

6.	To transact such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 24, 2017 as the record date for determining shareholders who are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope. Returning a proxy will not deprive you of your right to attend the Annual Meeting and vote your shares in person.

The foregoing items of business are more fully described in the accompanying proxy statement.

By Order of the Board of Directors,

Harel Gadot

Chairman, President and Chief Executive Officer

Dated: August 11, 2017

Hingham, Massachusetts

MICROBOT MEDICAL INC.

25 Recreation Park Drive, Unit 108

Hingham, MA 02043

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

September 12, 2017

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Microbot Medical Inc., a Delaware corporation (the “Company”), of proxies for use at the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., Chrysler Center, 666 Third Avenue, Floor 25, New York, NY 10017 at 11:00 A.M., Eastern Standard Time, on September 12, 2017, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed on or about August 14, 2017 to all Shareholders of the Company entitled to vote at the Annual Meeting (the “Shareholders”).

The Company will bear the cost of solicitation of proxies. Directors, officers and employees of the Company may solicit proxies by telephone, email, facsimile, in person or otherwise for no additional compensation. The Company has retained Morrow Sodali LLC to act as a proxy solicitor in conjunction with the annual stockholders meeting at an estimated cost of $10,000 plus expenses. The Company will pay the entire costs of such solicitation as well as the costs of printing and filing this proxy statement and proxy card. The Company will reimburse banks, brokerage firms, proxy solicitors, and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares.

The Board of Directors has fixed the close of business on July 24, 2017, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof. There were 34,805,333 shares of our common stock, $.01 par value, outstanding on July 24, 2017, each of which is entitled to one vote for each share on the matters to be voted upon.

Stockholders are being asked to vote on five proposals at the Company’s 2017 Annual Meeting. The proposals to be voted on and related recommendations from the Board of Directors are as follows:

Proposal Number 1.	The election of two Class II directors to the Board of Directors of the Company to serve until the 2020 Annual Meeting of Shareholders. The Board of Directors recommends that you vote “FOR” each of the nominees.

Proposal Number 2.	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The Board of Directors recommends that you vote “FOR” this proposal.

Proposal Number 3.	To approve the Microbot Medical Inc. 2017 Equity Incentive Plan. The Board of Directors recommends that you vote “FOR” this proposal.

Proposal Number 4.	The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers. The Board of Directors recommends that you vote “FOR” this proposal.

Proposal Number 5.	The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation. The Board of Directors recommends that you vote in favor of “THREE YEARS” for the non-binding advisory vote relating to future named executive officer compensation.

In the election of directors, which is Proposal Number 1, you may vote “FOR” both of the nominees or your vote may be “WITHHELD” with respect to one or both of the nominees. For Proposal Number 2, Proposal Number 3 and Proposal Number 4, you may vote “FOR,” vote “AGAINST” or “ABSTAIN.” For Proposal Number 5, you may vote for every “1 YEAR,” “2 YEARS” or “3 YEARS,” or “ABSTAIN.” If you “ABSTAIN” as to Proposal Number 2, Proposal Number 3, Proposal Number 4 and Proposal Number 5, the abstention will have no effect.

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Shares of our common stock represented by proxies in the form enclosed that are properly executed and returned to us and not revoked will be voted as specified in the proxy by the stockholder. In the absence of contrary instructions, or in instances where no specifications are made, the shares will be voted:

i.	FOR the election of two (2) Class II directors to the Board of Directors of the Company to serve until the 2020 Annual Meeting of Shareholders.

ii.	FOR the ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

iii.	FOR the approval of the Microbot Medical Inc. 2017 Equity Incentive Plan.

iv.	FOR the advisory resolution to approve the compensation of the company’s named executive officers as described herein under “Proposal Number 4 — Advisory Vote on Executive Officer Compensation.”

v.	FOR every “3 YEARS” for the advisory resolution to set the frequency with which executive compensation will be subject to future advisory stockholder votes as described herein under Proposal Number 5 — Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes.

vi.	In the discretion of the named proxies as to any other matter that may properly come before the Annual Meeting

Any stockholder signing and delivering a proxy may revoke it at any time before it is voted by delivering to the company’s corporate secretary a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may revoke his, her or its proxy and vote his, her or its shares at the Annual Meeting.

How to vote shares at our 2017 Annual Meeting.

Voting at the Annual Meeting. All Company stockholders are invited to attend the Annual Meeting in person. Any stockholder that attends the meeting in person may deliver a completed proxy card in person or vote by completing a ballot, which will be available at the meeting. However, each stockholder intending to vote in person at the Annual Meeting should note that if his, her or its shares are held in the name of a bank, broker or other nominee, such stockholder must obtain a legal proxy, executed in his, her or its favor, from the holder of record to be able to vote at the Annual Meeting. Stockholders should allow enough time prior to the Annual Meeting to obtain this proxy from the holder of record, if needed.

This year, registered stockholders of the Company, meaning stockholders who hold the Company’s stock directly (not through a bank, broker, or other nominee) may cast their vote in any of the following ways:

Vote by Internet. Registered stockholders can vote over the Internet at www.envisionreports.com/MBOT by following the instructions on the proxy card. Internet voting facilities for registered stockholders of record will be available 24 hours a day and will close at 10:00 a.m. (EDT) on September 12, 2017.

Vote by Mail. Registered stockholders can vote by mail by signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided. If the envelope is missing, such a stockholder can mail the completed proxy card or voting instruction card to Proxy Services, c/o Computershare Investor Services, P.O. Box 505008, Louisville, KY 40233-9814. The completed card must be received no later than September 11, 2017.

Vote by Telephone. Registered stockholders can vote by telephone by calling the phone number located on the top of your proxy card and following the voice prompts. You will need information from your proxy card to submit your proxy by telephone. Telephone voting facilities for registered stockholders of record will be available 24 hours a day and will close at 10:00 a.m. (EDT) on September 12, 2017.

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This year, beneficial stockholders of the Company, meaning stockholders who hold the Company’s stock in the name of a bank, broker, or other nominee (commonly referred to as holding shares in “street name”) may cast their vote in any of the following ways:

Vote by Internet. Beneficial stockholders can vote over the Internet at www.proxyvote.com by following the online instructions. Internet voting facilities for beneficial stockholders of record will be available 24 hours a day and will close at 10:00 a.m. (EDT) on September 12, 2017.

Vote by Mail. Beneficial stockholders can vote by mail by signing, dating and mailing the enclosed voting instruction form (“VIF”) in the postage-paid envelope provided. The completed card must be received no later than September 11, 2017.

Vote by Telephone. Beneficial stockholders can vote by telephone by calling the phone number located on the top of your VIF and following the voice prompts. Telephone voting facilities for beneficial stockholders of record will be available 24 hours a day and will close at 10:00 a.m. (EDT) on September 12, 2017.

The shares voted electronically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

Quorum, Required Votes and Method of Tabulation

Consistent with Delaware law and the Company’s amended and restated by-laws, a majority of the votes entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. The Company will appoint one or more election inspectors for the meeting to count votes cast by proxy or in person at the Annual Meeting.

If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions have not been given. This year if you hold shares beneficially in street name and do not vote your shares, your broker or nominee can vote your shares at its discretion on Proposal Number 2. In tabulating the voting result for any proposal for which the required vote is based on the number of shares present, shares that constitute broker non-votes are not considered entitled to vote on that proposal. However, for proposals for which the required vote is based on the number of shares of common stock issued and outstanding, broker non-votes have the same effect as a vote “AGAINST” the proposal. Thus, broker non-votes will not affect the outcome of Proposal Number 1 through Proposal Number 5 provided a quorum is established.

What Vote is Required to Approve Each Item?

Election of directors by stockholders, which is Proposal Number 1, will be determined by a plurality of the votes cast by the stockholders entitled to vote at the election that are either present in person or represented by proxy.

For Proposal Number 2, the affirmative “FOR” vote is required by the holders of a majority of the shares present at the Annual Meeting in person or by proxy and voting. Abstentions will have no effect on the outcome of this proposal.

For Proposal Number 3, the affirmative “FOR” vote is required by the holders of a majority of the shares present at the Annual Meeting in person or by proxy and voting. Abstentions will have no effect on the outcome of this proposal.

For Proposal Number 4, the affirmative “FOR” vote is required by the holders of a majority of the shares present at the Annual Meeting in person or by proxy and voting. Because this vote is advisory only, it will not be binding on the Company, the Board or the Compensation Committee of the Board. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions about executive compensation. Abstentions will have no effect on the outcome of this proposal.

For Proposal Number 5, the alternative receiving the greatest number of votes will be the frequency that stockholders approve. Because your vote is advisory, it will not be binding on the Company, the Board or the Compensation Committee of the Board. However, the Board will review the voting results and take them into consideration when determining the frequency of future non-binding advisory votes on the compensation of our named executive officers. Abstentions will have no effect on the outcome of this proposal.

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Management does not know of any matters to be presented at this year’s Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement. Stockholders will have no appraisal rights under Delaware law with respect to any of the matters expected to be voted on at the Annual Meeting. If other matters should properly come before the meeting, the proxy holders will vote such matters in their discretion. Any stockholder has the right to revoke his, her or its proxy at any time until it is voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the number of shares of our common stock beneficially owned, as of August 6, 2017, by (i) each of our directors, (ii) each of our named executive officers, (iii) all of our current directors and executive officers as a group, and (iv) all those known by us to be to a beneficial owner of more than 5% of the Company’s common stock. In general, “beneficial ownership” refers to shares that an individual or entity has the power to vote or dispose of, and any rights to acquire common stock that are currently exercisable or will become exercisable within 60 days of August 6, 2017. We calculated percentage ownership in accordance with the rules of the SEC. The percentage of common stock beneficially owned is based on 34,805,333 shares outstanding as of August 6, 2017. In addition, shares issuable pursuant to options or other convertible securities that may be acquired within 60 days of August 6, 2017 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other persons.

This table is based on information supplied by each prospective director, officer and principal stockholder of the Company. Except as indicated in footnotes to this table, the Company believes that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them, based on information provided by such stockholders. Unless otherwise indicated, the address for each director, executive officer and 5% or greater stockholders of the Company listed is: c/o Microbot Medical Inc., 25 Recreation Park Drive, Unit 108, Hingham, MA 02043.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and Executive Officers
Harel Gadot(1)	3,820,664	10.62%
Yoav Waizer	–	–
Moshe Shoham(2)	2,550,231	7.18%
Yoseph Bornstein(3)	5,305,409	15.24%
Solomon Mayer	–	–
Scott Burell	–	–
Martin Madden	–	–
David Ben Naim	–	–
Yehezkel (Hezi) Himelfarb	–	–
All current directors and executive officers as a group (9 persons)(4)	11,676,304	31.83%

Five Percent Shareholders
LSA - Life Science Accelerator Ltd.(3)	5,305,409	15.24%
Technion Research and Development Foundation Ltd.(5)	3,555,339	10.21%
MEDX Ventures Group LLC(6)	3,820,664	10.62%
Saber Holding GmbH(7)	4,307,003	12.37%
GreenBlock Capital, LLC	1,753,091	5.04%

 __________

(1)	Includes 1,167,960 shares of the Company’s common stock issuable upon the exercise of options granted to MEDX Ventures Group. All of such shares and options are held by MEDX Ventures Group LLC, which is beneficially owned by Mr. Gadot. See Note 6 below.
(2)	Includes 708,141 shares of the Company’s common stock issuable upon the exercise of options.

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(3)	Based on representations and other information made or provided to the Company by Mr. Bornstein, Mr. Bornstein is the CEO and Director of LSA and of Shizim, and Mr. Bornstein is the majority equity owner of Shizim. Shizim is the majority equity owner of LSA. Accordingly, Mr. Bornstein may be deemed to share voting and investment power over the shares beneficially owned by these entities and has an address of 16 Iris Street, Rosh-Ha’Ayin Israel 4858022.
(4)	Includes shares of the Company’s common stock issuable upon the exercise of options as set forth in footnotes (1) and (2).
(5)	The address of Technion Research and Development Foundation is Technion City, Malat Bldg., 5th Floor, Haifa, Israel 3200003.
(6)	Includes 1,167,960 shares of the Company’s common stock issuable upon the exercise of options granted to MEDX Ventures Group. Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner of MEDX Venture Group and thus may be deemed to share voting and investment power over the shares beneficially owned by this entity.
(7)	Pursuant to a Schedule 13D/A-2 filed on June 20, 2017, Mrs. Sandra Berkson owns 100% of the equity of Saber Holding GmbH. Mr. Avram Berkson and Mrs. Sandra Berkson have shared power with Saber to vote or direct the vote, and to dispose or direct the disposition, of such shares. Saber’s address is Krummbaumgasse 10/20, 1020 Wein, Austria.

BOARD OF DIRECTORS

General

We currently have seven directors serving on our Board. The following table lists the names, ages and positions of the individuals who serve as directors of the Company, as of August 6, 2017:

Name	Age	Position
Harel Gadot	45	President, Chief Executive Officer and Chairman of the Board of Directors
Yoav Waizer(1)(2)	52	Director
Moshe Shoham(2)	65	Director
Yoseph Bornstein(1)(3)	59	Director
Solomon Mayer	63	Director
Scott Burell(1)(2)(3)	52	Director
Martin Madden	57	Director

__________

(1)	Member of Audit Committee.
(2)	Member of Corporate Governance Committee.
(3)	Member of Compensation Committee

Because we have a classified Board, with each of our directors serving a staggered three-year term, only our Class II Directors are standing for election at our 2016 Annual Meeting. The following table shows the current composition of the three classes of our Board:

Class I Directors (terms scheduled to expire in 2019):

Harel Gadot
Yoav Waizer
Martin Madden

Class II Directors:

Solomon Mayer (term scheduled to expire in 2017)
Scott Burell (term scheduled to expire in 2017, but nominated to stand for reelection at our 2017 Annual Meeting)

In additionYehezkel (Hezi) Himelfarb, our General Manager and Chief Operating Officer, has been nominated to stand for election at our 2017 Annual Meeting to replace Mr. Mayer as a Class II Director.

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Class III Directors (terms scheduled to expire in 2018)

Yoseph Bornstein
Moshe Shoham

The independent members of our Board, as determined by the Board in accordance with the existing Nasdaq Listing rules, are Messrs. Waizer, Shoham, Bornstein, Mayer, Burell and Madden. Mr. Himelfarb would not be an independent member of our Board. The Board held approximately 20 regular meetings during the fiscal year ended December 31, 2016 while we were a private company and after we became a public company. This does not include meetings of the predecessor Board when our company was named and operating as StemCells, Inc. (“StemCells”). Each of our directors attended at least 85% of such meetings of the Board. While we encourage our directors to attend the Company’s annual Shareholder meeting, we do not have a policy requiring that they do so. None of our directors attended the Company’s 2016 annual stockholder meeting, as all of our directors were appointed to the Board subsequent to the 2016 annual stockholder meeting.

Committees of the Board of Directors

Presently, the Board has three standing committees — the Audit Committee, the Compensation and Stock Option Committee (the “Compensation Committee”), and the Corporate Governance and Nominating Committee (the “Corporate Governance Committee”). All members of the Audit Committee, the Compensation Committee, and the Corporate Governance Committee are, and are required by the charters of the respective committees to be, independent as determined under Nasdaq Listing rules.

Audit Committee

The Audit Committee is composed of Messrs. Burell, Waizer and Bornstein. Each of the members of the Audit Committee is independent, and the Board has determined that Mr. Burell is an “audit committee financial expert,” as defined in SEC rules. The Audit Committee did not hold any meetings during the fiscal year ended December 31, 2016, because we did not have any independent committees until the merger with StemCells. This does not include meetings of the Audit Committee when our company was named and operating as StemCells. The Audit Committee acts pursuant to a written charter, which is available through our website at www.microbotmedical.com.

The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities. The Audit Committee does this primarily by reviewing the Company’s financial reports and other financial information as well as the Company’s systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established. The Audit Committee also assesses the Company’s auditing, accounting and financial processes more generally. The Audit Committee meets at least quarterly, and at such other times as it finds necessary. The Audit Committee recommends to the Board the appointment of a firm of independent auditors to audit the financial statements of the Company and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company’s internal accounting controls, the Company’s financial statements contained in this proxy statement, and other related matters.

Compensation Committee

The Compensation Committee is composed of Messrs. Burell and Bornstein. Each of the members of the Compensation Committee is independent. The Compensation Committee did not hold any meetings during the fiscal year ended December 31, 2016, because we did not have any independent committees until the merger with StemCells. This does not include meetings of the Compensation Committee when our company was named and operating as StemCells. The Compensation Committee acts pursuant to a written charter, which is available through our website at www.microbotmedical.com. The Compensation Committee makes recommendations to the Board and management concerning salaries in general, determines executive compensation and approves incentive compensation for employees and consultants.

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Corporate Governance Committee

The Corporate Governance Committee is composed of Messrs. Shoham, Waizer and Burell. The Corporate Governance Committee did not hold any meetings during the fiscal year ended December 31, 2016, because we did not have any independent committees until the merger with StemCells. This does not include meetings of the Corporate Governance Committee when our company was named and operating as StemCells. Each of the members of the Corporate Governance Committee is independent. The Corporate Governance Committee acts pursuant to a written charter, which is available through our website at www.microbotmedical.com.

The Corporate Governance Committee oversees nominations to the Board and considers the experience, ability and character of potential nominees to serve as directors, as well as particular skills or knowledge that may be desirable in light of the Company’s position at any time. From time to time, the Corporate Governance Committee may engage the services of a paid search firm to help the Corporate Governance Committee identify potential nominees to the Board. The Corporate Governance Committee and Board seek to nominate and appoint candidates to the Board who have significant business experience, technical expertise or personal attributes, or a combination of these, sufficient to suggest, in the Board’s judgment, that the candidate would have the ability to help direct the affairs of the Company and enhance the Board as a whole. The Corporate Governance Committee may identify potential candidates through any reliable means available, including recommendations of past or current members of the Board from their knowledge of the industry and of the Company. The Corporate Governance Committee also considers past service on the Board or on the board of directors of other publicly traded or technology focused companies. The Corporate Governance Committee has not adopted a formulaic approach to evaluating potential nominees to the Board; it does not have a formal policy concerning diversity, for example. Rather, the Corporate Governance Committee weighs and considers the experience, expertise, intellect, and judgment of potential nominees irrespective of their race, gender, age, religion, or other personal characteristics. The Corporate Governance Committee may look for nominees that can bring new skill sets or diverse business perspectives. At this time, the Company does not have a formal policy with regard to the consideration of any director nominees recommended by its stockholders. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees recommended by board members, management or other parties are evaluated. Any stockholder nominations proposed for consideration should include the nominee’s name and qualifications for board membership and should be addressed to: Microbot Medical Inc., 25 Recreation Park Drive, Unit 108, Hingham, MA 02043; Attention: Secretary. We do not intend to treat stockholder recommendations in any manner different from other recommendations.

The members of the Corporate Governance Committee have approved the nominations of the Class II directors standing for election or reelection, as the case may be, at our 2017 Annual Meeting.

Director Oversight and Qualifications

While management is responsible for the day-to-day management of the risks the Company faces, the Board, as a whole and through its committees, has responsibility for the oversight of risk management. An important part of risk management is not only understanding the risks facing the Company and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In support of this oversight function, the Board receives regular reports from our Chief Executive Officer and members of senior management on operational, financial, legal, and regulatory issues and risks. The Audit Committee additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. The chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of directors.

We believe each of our directors brings valuable skills, experience, judgment, and perspectives to our company. The Board took the following qualifications into consideration, among other things, when nominating or appointing our current directors:

Harel Gadot, became President, Chief Executive Officer and Chairman of the Company’s Board following the consummation of the merger of C&RD Israel Ltd, a wholly owned subsidiary of the Company, with and into Microbot Medical Ltd. (“Microbot Israel”), with Microbot Israel surviving as a wholly owned subsidiary of the Company (the “Merger”). Mr. Gadot is a co-founder of Microbot Israel and has served as Microbot Israel’s Chief Executive Officer since Microbot Israel was founded in November 2010. He has been the Chairman of Microbot Israel’s board of directors since July 2014. He also serves as the Chairman of XACT Robotics Ltd., an Israel-based private company seeking to develop a novel platform technology for robotic needle steering in minimally invasive interventional procedures such as biopsies and ablations, since August 2013 and MEDX Xelerator LP since July 2016. From December 2007 to April 2010 Mr. Gadot was a Worldwide Group Marketing Director at Ethicon Inc., a Johnson and Johnson Company, where he was responsible for the global strategic marketing of the Company. Mr. Gadot also held management positions, as well as leading regional strategic position for Europe, Middle-East and Africa, as well as In Israel, while at Johnson and Johnson. Mr. Gadot served as director for ConTIPI Ltd. from August 2010 until November 2013 when ConTIPI Ltd. was acquired by Kimberly-Clark Corporation. Mr. Gadot holds a B.Sc.in Business from Siena College, Loudonville NY, and an M.B.A. from the University of Manchester, UK. The Company believes that Mr. Gadot is qualified to serve as Chairman of the Board and as President and Chief Executive Officer of the Company due to his extensive experience in strategic marketing and general management in the medical device industry.

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Yoav Waizer, became a director of the Company following the Merger and has served as a member of the Board of Directors of Microbot Israel since May 2015. Mr. Waizer is a Partner and Chief Executive Officer of Medica Venture Partners, a healthcare dedicated venture investing out of Israel in innovative capital-starved early stage and special situation companies, since November 2005. Prior to his Tenure at Medica, Mr. Waizer served as CFO & COO at Cedar Fund, a venture capital fund focuses on investing in Israel-related high-tech companies in the telecom, networking, Internet-infrastructure and enterprise software areas and prior to that Mr. Waizer was the CFO of Star Ventures Israel, the Israeli fund of Star Ventures, a $1 billion venture capital fund investing in all stages of development within the Telecom, Enterprise S/W, Wireless and Life Sciences sectors. Mr. Waizer is currently a director of InterCure Ltd., a company focused on investing in medical technology companies that is traded on the Tel Aviv Stock Exchange, a director and a member of the investment committee of Yeda Research and Development Company Ltd., the commercial arm of the Weizmann Institute of Science (Israel’s leading technological institute), and a director of XACT Robotics Ltd., an Israel-based private company seeking to develop a novel platform technology for robotic needle steering in minimally invasive interventional procedures such as biopsies and ablations. Mr. Waizer holds Master of Business Administration in Information Systems and B.Sc. in Accounting and Statistics, both from the Tel-Aviv University. The Company believes that Mr. Waizer is qualified to serve as a member of the Company’s Board due to his extensive investment experience and extensive knowledge of the life sciences industry.

Moshe Shoham, D.Sc., became a director of the Company following the Merger. Professor Shoham is a co-founder of Microbot Israel and has served as Chairman of Microbot Israel’s Scientific Advisor Board and as a Director since Microbot Israel was founded in November 2010. Prof. Shoham has been the head of the robotics laboratory at the Technion-Israel Institute of Technology, Department of Mechanical Engineering since October 1990 and has been a professor in the Department of Mechanical Engineering at the Technion-Israel Institute of Technology since October 1989. Prior to that, Professor Shoham was the director of the robotic laboratory in the Department of Mechanical Engineering at Columbia University from September 1986 to September 1989. Professor Shoham has served as a foreign member of the National Academy of Engineering in the United States since October 2014. In addition, Professor Shoham founded Mazor Surgical Technologies Ltd., a publically traded medical device company in the field of surgical robotics, and has been its Chief Technology Officer since January 2003. Professor Shoham earned a B.Sc. in 1978, a M.Sc. in 1982 and a D.Sc. in 1986 from the Technion-Israel Institute of Technology. The Company believes that Professor Shoham is qualified to serve as a member of the Board due to his extensive knowledge of the Company’s technologies and the surgical robotics industry, and his extensive business and academic experience in the field of surgical robotics.

Yoseph Bornstein, became a director of the Company following the Merger. Mr. Bornstein is a co-founder of Microbot Israel and has been a member of the Board of Directors since Microbot Israel was founded in November 2010. Mr. Bornstein founded Shizim Ltd., a life science holding group in October 2000 and has served as its president since then. Mr. Bornstein is the Chairman of GCP Clinical Studies Ltd., a provider of clinical research services and educational programs in Israel since January 2002. He is the Chairman of Biotis Ltd., a service company for the bio-pharmaceutical industry, since June 2000. In addition, he is the Chairman of Dolphin Medical Ltd., a service company for the medical device industry, since April 2012 and the Chairman of ASIS Enterprises B.B.G. Ltd., a business August 2007. In October 1992, Mr. Bornstein founded Pharmateam Ltd., an Israeli company that specialized in representing international pharmaceutical companies, which was sold in 2000. Mr. Bornstein is also a founder of a number of other privately held life-science companies. Mr. Bornstein served as the Biotechnology Committee Chairman of the Unites States-Israel Science & Technology Commission (the “USISTF”) from September 2002 to February 2005 as well as a consultant for USISTF from September 2002 to February 2005. He is also the founder of ILSI-Israel Life Science Industry Organization and ITTN-Israel Tech Transfer Organization. The Company believes that Mr. Bornstein is qualified to serve as a member of the Board due to his extensive experience in, and knowledge of, the life sciences industry and international business.

Solomon Mayer, became a director of the Company following the Merger. Mr. Mayer has served as a member of the Board of Directors of Microbot Israel since June 2014, as the designated director of Alpha Capital. Mr. Mayer has served as the President and Chief Executive Officer of Mooney Aviation Company since June 1999. He also serves as President of Chailife Line, an organization devoted to help restore normalcy to family life and better enable them to withstand the crises and challenges of serious pediatric illness. In addition, Mr. Mayer serves as a Director of the Laniado Hospital, International Medical Search Co. of New York and Blastgard International, Inc. The Company believes that Mr. Mayer is qualified to serve as a member of the Board due to his investment experience and extensive management experience as an executive and director of a variety of companies.

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Scott R. Burell, became a director of the Company following the Merger. He is the Chief Financial Officer, Secretary and Treasurer of CombiMatrix Corporation (NASDAQ: CBMX), a family health-focused clinical molecular diagnostic laboratory specializing in pre-implantation genetic screening, prenatal diagnosis, miscarriage analysis, and pediatric developmental disorders, since November 2006. He successfully led the split-off of CombiMatrix in 2007 from its former parent, has led several successful public and private debt and equity financing transactions as well as CombiMatrix’s reorganization in 2010. Prior to this, Mr. Burell had served as CombiMatrix’s Vice President of Finance since November 2001 and as its Controller from February 2001 to November 2001. From May 1999 to first joining CombiMatrix in February 2001, Mr. Burell was the Controller for Network Commerce, Inc., a publicly traded technology and information infrastructure company located in Seattle. Prior to this, Mr. Burell spent 9 years with Arthur Andersen’s Audit and Business Advisory practice in Seattle. During his tenure in public accounting, Mr. Burell worked with many clients, both public and private, in the high-tech and healthcare markets, and was involved in numerous public offerings, spin-offs, mergers and acquisitions. Mr. Burell is also a Board member and Audit Committee Chairman of AgEagle Aerial Systems, Inc., a private agricultural drone company based in Kansas. Mr. Burell obtained his Washington state CPA license in 1992 and is a certified public accountant (currently inactive). He holds Bachelor of Science degrees in Accounting and Business Finance from Central Washington University. The Company believes Mr. Burell’s qualifications to serve on the Board include his experience as an executive of a public life sciences company and knowledge of financial accounting in the medical technology field.

Martin Madden, became a director of the Company on February 6, 2017. Mr. Madden has held various positions at Johnson & Johnson and its affiliates from 1986 to January 2017, most recently as Vice President, Research & Development of DePuy Synthes, a Johnson & Johnson Company, from February 2016 to January 2017. Prior to that, from July 2015 to February 2016, Mr. Madden was the Vice President, New Product Development of Johnson & Johnson Medical Devices. From January 2012 to July 2015, Mr. Madden was the Vice President, Research & Development of Johnson & Johnson’s Global Surgery Group. Mr. Madden holds a MBA from Columbia University, a M.S. from Carnegie Mellon University in Mechanical Engineering, and a B.S. from the University of Dayton in Mechanical Engineering. The Company believes that Mr. Madden is qualified to serve as a member of the Board due to his extensive experience in research and development, portfolio planning, technology assessment and assimilation, and project management and budgeting.

Shareholders who wish to communicate with our Board of Directors or with a particular director may send a letter to our corporate secretary at the following address: Microbot Medical Inc., 25 Recreation Park Drive, Unit 108, Hingham, MA 02043. Any communication should clearly specify that it is intended to be made to the entire Board or to one or more of our directors. Our corporate secretary will review all such correspondence and forward to our Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. The secretary maintains a log of all correspondence received by us that is addressed to members of the Board, and any director may at any time review and request copies of any such correspondence.

The biography of Yehezkel (Hezi) Himelfarb, a director nominee, is set forth below under “-Executive Officers.”

Executive Officers

Following are the name, age and other information for our named executive officers, as of August 6, 2017. All company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. Information regarding Harel Gadot, our Chairman, President and Chief Executive Officer, is set forth above under “–Board of Directors.”

Name	Age	Position
David Ben Naim	48	Chief Financial Officer
Yehezkel (Hezi) Himelfarb	59	General Manager and Chief Operating Officer, Director Nominee

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David Ben Naim, became the Company’s Chief Financial Officer following the consummation of the Merger. Mr. Ben Naim is the general manager of DBN Finance Services Ltd., a company which provides outsourcing financial services to public and private companies, since 2014. Through DBN Finance Services, Mr. Ben Naim has acted as the outsourced CFO for Emerald Medical Applications Corp. (OTC:MRLA), a digital health startup company engaged in the development, sale and service of imaging solutions, and Tempramed Inc., a private medical device company. Prior to that, Mr. Ben Naim served as Chief Financial Officer for several companies in the biomedical and technology industries. From July 2012 to September 2014, Mr. Ben Naim served as Chief Financial Officer for Insuline Medical Ltd. (TASE: INSL), an Israel-based company focused on improving performance of insulin treatment methods. From 2008 until 2011, Mr. Ben Naim served as Chief Financial Officer of Crow Technologies 1977 Ltd. (OTC:CRWTF), a company that designs, develops, manufactures and sells a broad range of security and alarm systems. From 2007 to 2008, Mr. Ben Naim served as Chief Financial Officer of Ilex Medical Ltd. (TASE:ILX), a leading company in the medical diagnostics field. From 2003 to 2007, Mr. Ben Naim was the Corporate Controller of Tadiran Telecom Ltd. He started his career in 1998 at Deloitte & Touche where he left in 2003 as an Audit Senior Manager. Mr. Ben Naim holds a B.A. in social sciences from Open University, Israel, a CPA license from Ramat Gan College, Israel, and an M.B.A. from Ono Academic College, Israel.

Yehezkel (Hezi) Himelfarb, became the Company’s Chief Operating Officer and General Manager of the Company’s Israeli operations on December 5, 2016. Mr. Himelfarb was the Chief Executive Officer from 2008 through November 2016 and a member of the board of directors from 2008 through August 2016 of IceCure Medical Ltd., a Tel Aviv Stock Exchange listed company (TLV:ICCM) that develops advanced cryotherapy systems (cryoablation) intended for the growing physician-office market. Prior to that, from 1999 to 2008, Mr. Himelfarb was the President, Chief Executive Officer and a member of the board of directors of Remon Medical Technologies, Inc., a venture backed US/Israeli company that developed and commercialized smart, miniature implants which enabled physicians to assess and treat a variety of medical conditions, where he, among other things, led its acquisition by Boston Scientific. From 1996 to 1999, he was the Vice President and Chief Operating Officer of Medtronic-InStent (Israel), which was part of Medtronic’s vascular division. From 1982 to 1996, Mr. Himelfarb had various positions at Scitex Corporation Ltd., which was an Israeli-based company specializing in specialty equipment production. Mr. Himelfarb holds a B.Sc. in Electronic Engineering and an M.B.A. in Marketing and Engineering Management, both from Tel Aviv University. The Company believes that Mr. Himelfarb is qualified to serve as a director of the Company due to his extensive experience managing medical device companies.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. Executive officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such forms furnished to us, or written representations from the reporting persons that no Form 5 was required, we believe that, during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners have been met, with the following exceptions: Of our former executive officers and directors from prior to the Merger, Gregory T. Schiffman filed two late Form 4’s and one late Form 4 amendment; Ian J. Massey filed one late Form 4; and George Koshy filed one late Form 4. Of our current executive officers and directors from the Merger, David Ben Naim filed one late Form 3.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics and Conduct that applies to all of our directors, officers, employees, and consultants. A copy of our code of ethics is posted on our website at www.microbotmedical.com. We intend to disclose any substantive amendment or waivers to this code on our website. There were no substantive amendments or waivers to this code in 2016.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that was paid or awarded to the named executive officers of the Company for the periods indicated.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)

Harel Gadot(1)	2016	275,000		—	—		—		—	—		275,000
Chief Executive	2015	91,000		—	—		—		—	—		91,000
Officer	2014	184,000		—	—		186,000	(2)		—		370,000

Hezi Himelfarb(3)
Chief Operating	2016	16,000		—	—		—		—	—		16,000
Officer & General	2015	—		—	—		—		—	—		—
Manager	2014	—		—	—		—		—	—		—

David Ben Naim(4)	2016	6,000		—	—		—		—	—		6,000
Chief Financial	2015	—		—	—		—		—	—		—
Officer	2014	—		—	—		—		—	—		—

Executive Officers of the Company in 2016 (Through Merger)

Martin McGlynn	2016	952,396		—	—		—		—	570,000	(5)	1,522,396
Former Chief	2015	570,000		—	1,908,360		—		—	44,362		2,522,722
Executive Officer	2014	570,000		219,450	—		—		—	43,334		832,784

Ian Massey	2016	359,325		—	—	(6)	—		—	216,667	(7)	575,992	(8)
Former President &	2015	291,569		94,615	765,000		—		—	10,690		1,161,874
Chief Executive Officer	2014	—		—	—		—		—	—		—

Gregory Schiffman	2016	413,437		—	—	(9)	—		—	187,500	(10)	600,937	(8)
Former Chief	2015	450,000		180,000	487,920		—		—	28,114		1,146,034
Financial Officer	2014	450,000		157,500	458,500		—		—	28,110		1,094,110

Kenneth Stratton	2016	478,476		—	—		—		—	189,667	(11)	668,143
Former interim	2015	320,000		102,400	364,800		—		—	33,510		820,710
President, General Counsel	2014	320,000		89,600	—		—		—	32,580		442,180

George Koshy	2016	616,123	(12)	—	—		—		—			616,123
Former Chief
Accounting Officer

 __________

(1)	Mr. Gadot’s compensation prior to the Merger on November 28, 2016 was paid pursuant to a consulting agreement with MEDX Ventures Group LLC, of which Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner.
(2)	Amounts shown do not reflect cash compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash aggregate grant date fair values of stock option awards made during the periods presented as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. The assumptions used to calculate the fair value of stock option awards are set forth under Note 10 to the Consolidated Financial Statements of the Company included in the Company’s Form 10-K for the fiscal year ended December 31, 2016.
(3)	Mr. Himelfarb commenced employment in December 2016.
(4)	Mr. Ben Naim commenced employment in December 2016.
(5)	Under the terms of his separation agreement with the Company, among other things, Mr. McGlynn received a one-time lump sum payment of $570,000.
(6)	In connection with an amendment to Dr. Massey’s then-existing employment agreement, on January 14, 2016, the Company awarded him restricted stock units to receive up to 1,250,000 shares of common stock, with vesting of these units tied to the timely and successful conduct and completion of its Phase II clinical study in spinal cord injury. An additional award of restricted stock units to receive up to 378,460 shares of common stock, with the same vesting, was made on March 15, 2016.
(7)	Under the terms of his separation agreement with the Company, among other things, Mr. Massey received a one-time lump sum payment of $216,667.
(8)	Does not include value of restricted stock units granted in 2016.
(9)	On March 15, 2016, the Company awarded Mr. Schiffman restricted stock units to receive up to 720,000 shares of common stock, with vesting of these units tied to the timely and successful conduct and completion of its Phase II clinical study in spinal cord injury.

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(10)	Under the terms of his separation agreement with the Company, among other things, Mr. Schiffman received a one-time lump sum payment of $187,500 plus COBRA premiums for a period of twelve months following termination.
(11)	Under the terms of his separation agreement with the Company, among other things, Mr. Stratton received a one-time lump sum payment of $141,667 plus COBRA premiums for a period of twelve months following termination. In addition, Mr. Stratton was awarded a $48,000 transaction success fee in connection with the completion of the Merger as an incentive for his management of the business during the negotiations and the pre-closing period.
(12)	Includes annual base compensation and retention payments to Mr. Koshy in 2016. Information is based on the W-2 provided to Mr. Koshy for the 2016 fiscal year.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of the end of the fiscal year ended December 31, 2016.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price		Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested	Market value of Shares of Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Harel Gadot (1)	1,167,693		–	$0.28		9/01/2024		–	–	–	–
Hezi Himelfarb	–		–	–		–		–	–	–	–
David Ben Naim	–		–	–		–		–	–	–	–

Former Executive Officers of the Company
Martin McGlynn	–		–	–		–		–	–	–	–
Ian Massey	–		–	–		–		–	–	–	–
Greg Schiffman	–		–	–		–		–	–	–	–
Kenneth Stratton	139	(2)	–	$2,829.60	(2)	2/28/2017		–	–	–	–
George Koshy	80	(2)	–	$2,386.80	(2)	8/23/2017	(3)	–	–	–	–
	52	(2)	–	$1,890.00	(2)	5/15/2019	(3)	–	–	–	–
	23	(2)	–	$1,101.60	(2)	6/01/2020	(3)	–	–	–	–

__________

(1)	Such options were granted to MEDX Ventures Group LLC, which is controlled by Mr. Gadot, under Microbot Israel’s Employee Stock Option Plan, and represented the right to receive 403,592 ordinary shares of Microbot Israel at an exercise price of $0.8 per share. As of the Merger, the options represent the right to receive 1,167,693 shares of the common stock of the Company, at an exercise price of $0.28 per share.
(2)	As adjusted to reflect the Company’s 1:9 reverse stock split.
(3)	Such options expired on approximately February 28, 2017, pursuant to the terms of the option grant, as a result of Mr. Koshy ceasing to be employed by the Company as of approximately November 28, 2016.

Harel Gadot Employment Agreement

The Company entered into an employment agreement (the “Gadot Agreement”) with Harel Gadot on November 28, 2016, to serve as the Company’s Chairman of the Board and Chief Executive Officer, on an indefinite basis subject to the termination provisions described in the Agreement. Pursuant to the terms of the Gadot Agreement, Mr. Gadot shall receive an annual base salary of $360,000. The salary will be reviewed on an annual basis by the Compensation Committee to determine potential increases taking into account such performance metrics and criteria as established by Mr. Gadot and the Company.

Mr. Gadot shall also be entitled to receive a target annual cash bonus of up to a maximum amount of 40% of base salary. On March 9, 2017, the Company adopted a 2017 bonus plan (the “Bonus Plan”). The Bonus Plan provides for the payment of Mr. Gadot’s bonus based on certain milestones of the Company being satisfied, as follows:

●	The Company having closed a financing of at least $3 million in the first quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in January 2017.
●	The Company having closed a financing of at least $10 million by the end of the third quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in June 2017.

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●	The Company having entered into research agreements with Wayne State University (the “Wayne Agreement”) and The Washington University in St. Louis (the “Washington Agreement”) by the end of the first quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in January 2017.
●	The Company having initiated studies pursuant to both the Wayne Agreement and the Washington Agreement, by the end of April 2017, at which time 15% of the bonus would be payable. Such milestone was satisfied in April 2017.
●	The Company having completed the initial study from at least one of the Wayne Agreement and the Washington Agreement, by the end of 2017, at which time 15% of the bonus would be payable.
●	The Company meeting its 2017 budget, as approved by the Board of Directors of the Company by March 31, 2017, at which time 10% of the bonus would be payable.

Mr. Gadot shall be further entitled to a monthly automobile allowance and tax gross up on such allowance of $1,150, and shall be granted options to purchase shares of common stock of the Company representing 5% of the issued and outstanding shares of the Company, based on vesting and other terms to be determined by the Compensation Committee subsequent to the Effective Time.

In the event Mr. Gadot’s employment is terminated as a result of death, Mr. Gadot’s estate would be entitled to receive any earned annual salary, bonus, reimbursement of business expenses and accrued vacation, if any, that is unpaid up to the date of Mr. Gadot’s death.

In the event Mr. Gadot’s employment is terminated as a result of disability, Mr. Gadot would be entitled to receive any earned annual salary, bonus, and reimbursement of business expenses and accrued vacation, if any, incurred up to the date of termination.

In the event Mr. Gadot’s employment is terminated by the Company for cause, Mr. Gadot would be entitled to receive any compensation then due and payable incurred up to the date of termination.

In the event Mr. Gadot’s employment is terminated by the Company without cause, he would be entitled to receive (i) any earned annual salary; (ii) 12 months’ pay and full benefits, (iii) a pro rata bonus equal to the maximum target bonus for that calendar year; (iv) the dollar value of unused and accrued vacation days; and (v) applicable premiums (inclusive of premiums for Mr. Gadot’s dependents) pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended, for twelve (12) months from the date of termination for any benefits plan sponsored by the Company. In addition, 100% of any unvested portion of his stock options shall immediately vest and become exercisable.

The Gadot Agreement contains customary non-competition and non-solicitation provisions pursuant to which Mr. Gadot agrees not to compete and solicit with the Company. Mr. Gadot also agreed to customary terms regarding confidentiality and ownership of intellectual property.

Hezi Himelfarb Employment Agreement

We entered into an employment agreement (the “Himelfarb Agreement”) with Mr. Himelfarb on December 5, 2016, to serve as our Chief Operating Office and General Manager, on an indefinite basis subject to the termination provisions described in the Himelfarb Agreement. Pursuant to the terms of the Himelfarb Agreement, Mr. Himelfarb shall receive a base salary of 64,000 New Israeli Shekel (NIS) per month or NIS 768,000 per year, or the equivalent of approximately $211,624 per annum based on an exchange rate of $.28 for NIS 1.0. The salary will be reviewed on an annual basis by the Company’s Board to determine potential salary increases.

Mr. Himelfarb shall be entitled to grants or payments subject to the adoption by the Company at its discretion of a bonus plan or policy. On March 9, 2017, the Company adopted the Bonus Plan. The Bonus Plan provides for the payment of Mr. Himelfarb’s bonus of up to 25% of his base salary based on certain milestones of the Company being satisfied, as follows:

●	The Company having closed a financing of at least $3 million in the first quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in January 2017.
●	The Company having closed a financing of at least $10 million by the end of the third quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in June 2017.
●	The Company having entered into research agreements with Wayne State University (the “Wayne Agreement”) and The Washington University in St. Louis (the “Washington Agreement”) by the end of the first quarter of 2017, at which time 20% of the bonus would be payable. Such milestone was satisfied in January 2017.

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●	The Company having initiated studies pursuant to both the Wayne Agreement and the Washington Agreement, by the end of April 2017, at which time 15% of the bonus would be payable. Such milestone was satisfied in April 2017.
●	The Company having completed the initial study from at least one of the Wayne Agreement and the Washington Agreement, by the end of 2017, at which time 15% of the bonus would be payable.
●	The Company meeting its 2017 budget, as approved by the Board of Directors of the Company by March 31, 2017, at which time 10% of the bonus would be payable.

Mr. Himelfarb shall also entitled participate in the Company’s motor vehicle program and receive a motor vehicle from the Company’s vehicle pool, which shall be leased or rented by the Company for use by Mr. Himelfarb. The Company shall pay an amount equal to 8.33% of Mr. Himelfarb’s salary, which shall be allocated to a fund for severance pay to Mr. Himelfarb, and an additional amount equal to 6.25% of Mr. Himelfarb’s salary (6.5% as of January 1, 2017), which shall be allocated to a pension plan, in addition to disability insurance contributions and as otherwise may be required by applicable Israeli law from time to time. The Company shall also contribute to an educational fund an amount equal to 7.5% of each monthly payment of Mr. Himelfarb’s full salary. Mr. Himelfarb is also entitled to options to purchase 1,087,627 shares of the Company’s common stock, which represents 3% of the Company’s issued and outstanding shares of common stock as of the closing of the Merger on November 28, 2016. Such options have not yet been granted.

The Himelfarb Agreement contains customary non-competition provisions pursuant to which Mr. Himelfarb agrees not to compete with the Company. Mr. Himelfarb also agreed to customary terms regarding confidentiality and ownership of intellectual property.

David Ben Naim Services Agreement

We entered into a services agreement (the “Services Agreement”) with DBN Finance Services effective October 31, 2016, to provide outsourced CFO services. Pursuant to the terms of the Services Agreement, DBN Finance Services will provide its services exclusively through Mr. David Ben Naim, who will serve as the principal financial and accounting officer of Microbot Israel and the Company. Mr. Ben Naim’s engagement will continue on an indefinite basis subject to the termination provisions described in the Agreement.

Pursuant to the Agreement as amended, the Company shall pay Mr. Ben Naim a fixed fee of NIS22,000, or the equivalent of approximately $6,100 per month based on an exchange rate of $.28 for NIS1.0, plus VAT per month, and the Company shall reimburse DBN Finance Services for reasonable and customary out of pocket expenses incurred by it or Mr. Ben Naim connection with the performance of the duties under the Services Agreement. In addition, the Company shall maintain for the benefit of Mr. Ben Naim a Directors and Officers insurance policy, according to the Company’s policy for other directors and officers of the Company.

Both the Company and DBN Finance Services shall have the right to terminate the Agreement for any reason or without reason at any time by furnishing the other party with a 30-day notice of termination. The Company shall further be entitled to terminate the Services Agreement for “cause” without notice, in which case neither DBN Finance Services nor Mr. Ben Naim shall be entitled to any compensation due to such early termination.

DBN Finance Services and Mr. Ben Naim agreed to customary provisions regarding confidentiality and intellectual property ownership. The Services Agreement also contains customary non-competition and non-solicitation provisions pursuant to which DBN Finance Services and Mr. Ben Naim agree not to compete and solicit with the Company during the term of the Agreement and for a period of twelve (12) months following the termination of the Services Agreement.

Indemnification Agreements

In connection with the Merger, the Company entered into indemnification agreements with each of its outgoing directors and executive officers, Eric Bjerkholt, R. Scott Greer, Ricardo Levy, Ph.D., Ian Massey, D.Phil., John Schwartz, Ph.D., Alan Trounson, Ph.D. and Irving Weissman, M.D., as well as with its newly appointed directors. Pursuant to the indemnification agreements, the Company has agreed to indemnify and hold harmless these current and former directors and officers to the fullest extent permitted by the Delaware General Corporation Law. The agreements generally cover expenses that a director or officer incurs or amounts that a director or officer becomes obligated to pay because of any proceeding to which he is made or threatened to be made a party or participant by reason of his service as a current or former director, officer, employee or agent of the Company, provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company. The agreements also provide for the advancement of expenses to the directors and officers subject to specified conditions. There are certain exceptions to the Company’s obligation to indemnify the directors and officers, and, with certain exceptions, with respect to proceedings that he initiates.

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Limits on Liability and Indemnification

We provide directors and officers insurance for our current directors and officers.

Our certificate of incorporation eliminates the personal liability of our directors to the fullest extent permitted by law. The certificate of incorporation further provides that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act of 1933 (the “Act”) may be permitted to our directors, officers, and controlling persons under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Director Compensation

The Company adopted a compensation package for the non-management members of its Board, pursuant to which each such Board member would receive for his services $12,000 per annum, $750 per duly called Board meeting and $250 per unanimous written consent. Furthermore, each member of the Audit Committee receives an additional $10,000 per annum, and other committee members receive an additional $5,000 per annum. All such Board members, provided they do not otherwise beneficially own (or represent holders who beneficially own) over 2.5% of the Company’s outstanding shares of common stock, are also eligible to receive stock options and other equity incentive grants.

The following table summarizes cash-based and equity compensation information for our outside directors, including annual Board and committee retainer fees and meeting attendance fees, for the year ended December 31, 2016:

Name	Fees earned or paid in cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation		Total

Yoav Waizer	$-	$-	$-	$-	$-	$-		$-
Moshe Shoham	-	-	330,834	-	-	24,000	(2)	354,834
Yoseph Bornstein	-	-	-	-	-	-		-
Solomon Mayer	-	-	-	-	-	-		-
Scott Burell	-	-	-	-	-	-		-
Martin Madden	-	-	-	-	-	-		-

 __________

(1)	Amounts shown do not reflect cash compensation actually received by the director. Instead, the amounts shown are the non-cash aggregate grant date fair values of stock option awards made during the period presented as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. The assumptions used to calculate the fair value of stock option awards are set forth under Note 10 to the Consolidated Financial Statements included herein.
(2)	Represents consulting fees paid to Professor Shoham.

Mr. Gadot received compensation for his services to the Company as set forth under the summary compensation table above.

Certain Relationships and Related Transactions

Related parties can include any of our directors or executive officers, certain of our Shareholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. Our code of ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our General Manager, who serves as our compliance officer. In addition, the Corporate Governance Committee is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our Code of Ethics and the Corporate Governance Committee charter are posted on the corporate governance section of our website at www.microbotmedical.com.

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In March 2011, Microbot Israel entered into a consulting agreement with MEDX Ventures Group LLC, of which Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner (the “Gadot Consulting Agreement”), pursuant to which Mr. Gadot served as Microbot Israel’s Chief Executive Officer. Under the terms of the Gadot Consulting Agreement, MEDX Ventures Group received a monthly fee of $17,000, which amount was to increase to $25,000 per month upon the consummation of a merger or other similar transaction. Under the Gadot Consulting Agreement, MEDX Ventures Group and Mr. Gadot was subject to customary non-competition, non-solicitation, confidentiality and intellectual property ownership provisions. In addition, MEDX Ventures Group was entitled to receive reimbursement for all direct expenses in connection with the performance of services under the Gadot Consulting Agreement. Either Microbot or MEDX Ventures Group was entitled to terminate the Gadot Consulting Agreement upon 60 days’ written notice. MEDX Ventures Group LLC is a Shareholder of Microbot. As a result of the Merger, the Gadot Consulting Agreement was terminated in November 2016 and was replaced with an employment agreement between the Company and Mr. Gadot.

In 2015, Microbot Israel issued convertible promissory notes, at an interest rate of 10%, in the aggregate principal amount of $411,500 (the “2015 Notes”) to certain investors and Microbot Israel shareholders. The 2015 Notes matured on July 8, 2016. The principal and accrued but unpaid interest on the 2015 Notes converted into 452,650 shares of Series A Preferred Stock of Microbot Israel and warrants to purchase 409,750 shares of Series A Preferred Stock of Microbot Israel. The table below sets forth the 2015 Notes with aggregate principal in excess of $120,000 that were purchased by Microbot’s directors, executive officers and then holders of more than 5% of its capital stock.

Name of 2015 Bridge Note Holder	Outstanding Principal Purchased in 2015
Saber Holding GmbH	$140,000
Leon Lewkowicz	$140,000

In 2016, Microbot Israel issued convertible promissory notes, at an annual interest rate of 10%, in the aggregate principal amount of $750,000 (the “2016 Notes”) to certain investors and Microbot Israel shareholders. The principal and accrued but unpaid interest on the 2016 Notes converted, at a 20% discount, into common stock upon the consummation of the Merger. The table below sets forth the 2016 Notes with aggregate principal in excess of $120,000 that were purchased by Microbot Israel’s directors, executive officers and then holders of more than 5% of its capital stock.

Name of 2016 Bridge Note Holder	Outstanding Principal Purchased in 2016
Alpha Capital Anstalt	$400,000
Saber Holding GmbH	$175,000
Leon Lewkowicz	$175,000

Microbot Israel entered into a license agreement with Technion Research and Development Foundation Ltd., or TRDF, in 2012 pursuant to which Microbot Israel obtained an exclusive, worldwide, royalty-bearing, sub-licensable license to certain patents and inventions relating to the SCS and TipCAT technology platforms.

On August 15, 2016, Microbot Israel and Alpha Capital Anstalt (“Alpha Capital”), a shareholder of Microbot Israel at that time, entered into an agreement pursuant to which, among other things, Alpha Capital agreed to fund a proposed $4 million private placement, which obligation would be reduced dollar-for-dollar by any third party investors investing in such private placement. This agreement was superseded by the Letter Agreement referred to below.

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The Company entered into a letter agreement (the “Letter Agreement”) with Alpha Capital, dated November 18, 2016 but effective November 28, 2016 pursuant to which Alpha Capital committed to make a cash investment into the Company, no later than December 31, 2016, in an amount equal to the difference between $4 million and the amount of cash released to the Company, by December 31, 2016, out of escrow pursuant to the Company’s asset sale transaction with BOCO Silicon Valley, Inc., a California corporation. The Company waived Alpha Capital’s commitments under the Letter Agreement.

On August 15, 2016, concurrently with the execution of the Merger Agreement, the Company (then named and operated as StemCells, Inc.) issued a 5.0% secured note (the “Secured Note”) to Alpha Capital, in the principal amount of $2 million, payable upon the earlier of (i) 30 days following the consummation of the Merger and (ii) December 31, 2016. In addition, on August 15, 2016, the Company and Alpha Capital entered into a Security Agreement to secure the Company’s obligations under the Secured Note (the “Security Agreement”). The Company’s obligations under the Secured Note were secured by a first priority security interest in all of the Company’s intellectual property and certain other general assets. As of November 28, 2016, upon the closing of the Merger, the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with Alpha Capital, providing for the issuance to Alpha Capital of a convertible promissory note by the Company (the “Convertible Note”) in a principal amount of $2,028,767, which is equal to the principal and accrued interest under the Secured Note, in exchange for (a) the full satisfaction, termination and cancellation of the Secured Note and (b) the release and termination of the Security Agreement and the first priority security interest granted thereunder. Pursuant to the terms of the Convertible Note upon issuance, the Convertible Note is convertible into the Company’s common stock any time after November 28, 2017 until the maturity date of November 28, 2019, based on a conversion price of $0.64, subject to adjustments as provided in the Convertible Note and the other terms and the conditions specified in the Convertible Note. Pursuant to the terms of the Note, the Company is obligated to pay interest on the outstanding principal amount owed under the Note at a fixed rate per annum of 6.0%, payable at maturity or earlier conversion.

On December 16, 2016, the Company entered into a Securities Exchange Agreement with Alpha Capital, pursuant to which Alpha exchanged approximately 9,735,925 shares or rights to acquire shares of the common stock of the Company held by it, for approximately 9,736 shares of a newly designated class of Series A Convertible Preferred Stock, par value $0.01 per share. The common stock and common stock underlying the rights include all of the shares of common stock issued or issuable to Alpha Capital pursuant to the Merger. The closing of the exchange was effective as of December 27, 2016.

Principal Accountant Fees and Services.

Audit and Tax Fees

The Board, upon the recommendation of the Audit Committee, selected the independent accounting firm of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited (“Deloitte”) to audit the accounts of the Company for the year ending December 31, 2016.

The Audit Committee considered the tax compliance services provided by Deloitte and concluded that provision of such services is compatible with maintaining the independence of the independent accountants, and approved the provision by Deloitte of tax compliance services with respect to the year ending December 31, 2016.

The Audit Committee received the following information concerning the fees of the independent accountants for the years ended December 31, 2016 and 2015, has considered whether the provision of these services is compatible with independence of the independent accountants, and concluded that it is:

Year Ended
	12/31/16	12/31/15
Audit Fees (1)	$35,000	$35,000
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees.	–	–

 __________

(1)	Audit fees represents fees for the integrated audit of our annual consolidated financial statements and reviews of the interim consolidated financial statements, and review of audit-related SEC filings; also includes fees related to issuing comfort letter(s). Also includes tax filing fees.

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Audit and tax fees include administrative overhead charges and reimbursement for out-of-pocket expenses.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent auditors. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent auditors in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the auditors’ independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. During 2015 and through November 28, 2016, Microbot Medical Ltd., the Company’s predecessor, did not have a standing audit committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our accounting and financial reporting processes and the audits of our financial statements on behalf of the Board, and selects an independent public accounting firm to perform these audits. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements, and establishing and maintaining adequate controls over public reporting. Our independent registered public accounting firm for fiscal 2016, Deloitte, had responsibility for conducting an audit of our annual financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Audit Committee oversaw the independent public accounting firm’s qualifications and independence, as well as its performance. The Audit Committee assisted the Board in overseeing the preparation of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, and the performance of the Company’s internal audit function. The Audit Committee met with personnel of the Company and Deloitte to review the scope and the results of the annual audit, the amount of audit fees, the Company’s internal accounting controls, the Company’s financial statements contained in the Company’s Annual Report to Shareholders and other related matters.

The Audit Committee has reviewed and discussed with management the financial statements for fiscal year 2016 audited by Deloitte, as well as management’s report on internal control over financial reporting, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework. The Audit Committee has discussed with Deloitte various matters related to the financial statements, including those matters required to be discussed by SAS 114 (The Auditor’s Communication with Those Charged with Governance). The Audit Committee has also discussed with Deloitte its report on internal control over financial reporting, has received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (Rule 3526), and has discussed with Deloitte its independence.

Based upon such review and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved the recommendation, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016 for filing with the SEC.

AUDIT COMMITTEE

Scott Burell
Yoav Waizer
Yoseph Bornstein

The foregoing Audit Committee Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

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PROPOSAL 1: NOMINEES FOR ELECTION OF CLASS II DIRECTORS

The number of directors is currently fixed at seven. Both our restated certificate of incorporation, as amended to date, and our amended and restated by-laws provide for the classification of the Board into three classes (Class I, Class II and Class III), as nearly equal in number as possible, with the term of office of one class expiring each year.

Unless otherwise instructed, the enclosed proxy will be voted to elect the nominees named below, one of whom is now a Class II director and the other is now an executive officer, as Class II directors for a term of three years expiring at the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Both Class II director nominees have been recommended by the Corporate Governance Committee because of their past experience serving on the Company’s Board or as an executive officer, the breadth of their business expertise, sound judgment, and demonstrated leadership, among other things. Proxies cannot be voted for a greater number of persons than the number of nominees named below. It is expected that the nominees will be able to serve, but if any are unable to serve, the proxy will be voted for a substitute nominee or nominees designated by the Board.

The Corporate Governance Committee has recommended and the Board has nominated Yehezkel (Hezi) Himelfarb and Scott Burell for election as the Company’s Class II directors to serve as Class II directors until the 2020 Annual Meeting of Shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE TWO NOMINEES DESCRIBED ABOVE.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Company is asking the stockholders to ratify the selection of Deloitte, or its U.S. affiliate, as the Company’s independent public accountants for the fiscal year ending December 31, 2017. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte or its U.S. affiliate.

In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a recommendation to select other auditors for the subsequent year, which the Audit Committee would then take under advisement. Even if the selection is ratified, the Audit Committee of the Board at its discretion could decide to terminate the engagement of Deloitte or its U.S. affiliate and engage another firm at any time if the Audit Committee determines that such a change would be necessary or desirable in the best interests of the Company and its stockholders.

A representative of Deloitte is expected to attend the Annual Meeting telephonically and is not expected to make a statement, but will be available to respond to appropriate questions and may make a statement if such representative desires to do so.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE OR ITS U.S. AFFILIATE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2017.

PROPOSAL 3: APPROVAL OF THE MICROBOT MEDICAL INC. 2017 EQUITY INCENTIVE PLAN

On August 10, 2017, the Board of Directors adopted the Microbot Medical Inc. 2017 Equity Incentive Plan, or the 2017 Plan, and unanimously recommends that the stockholders of the Company approve the 2017 Plan.

The Board believes that our ability to offer our key employees, non-employee directors and certain consultants and advisers long-term, equity-based compensation will help enable us to attract, motivate and retain experienced and highly qualified employees, directors and other service providers who will contribute to our financial success. It is the judgment of the Board that approval of the 2017 Plan is in the best interests of the Company and its stockholders.

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The following is a brief description of the 2017 Plan. The full text of the 2017 Plan is attached as Exhibit A to this Proxy Statement, and the following description is qualified in its entirety by reference to this Exhibit.

The 2017 Plan permits the issuance of equity-based awards, including incentive stock options, or ISOs, nonqualified stock options, restricted stock and restricted stock units, or RSUs, stock options, restricted stock and RSUs that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, or the ITO, and stock options, restricted stock and RSUs that qualify under Section 3(i) of the ITO (the “Awards”).

The 2017 Plan is administered by the Board, or a committee composed of two or more members of the Board (the “Committee”) which is authorized to grant Awards.

Purpose and Eligible Individuals. The purpose of the 2017 Plan is to retain the services of valued key employees and consultants of the Company and such other persons as the Committee determines and to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company, to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Committee. Under the 2017 Plan, Awards may be granted to our officers, directors, employees and consultants or the officers, directors, employees and consultants of our subsidiary. Because the grant of Awards under the 2017 Plan will be within the discretion of the Committee, it is not possible to determine the Awards that will be made to executive officers or directors under the 2017 Plan.

Shares Subject to the 2017 Plan. The total number of Awards to acquire shares of Common Stock, shares of restricted stock and RSUs shall be 9,355,763. The maximum number of shares that may be subject to ISOs granted under the 2017 Plan shall be 9,355,763, subject to adjustment as provided in the 2017 Plan. The total amount of Common Stock that may be granted under the 2017 Plan to any single person in any calendar year may not exceed in the aggregate 2,500,000 shares. To the extent that an Award lapses or is forfeited, the shares subject to such Award will again become available for grant under the terms of the 2017 Plan.

Administration. Although the Board has the authority to administer the 2017 Plan, it has the right to delegate, and has in fact delegated, this authority to the Committee, which administers all of the Company’s equity-based compensation plans. Each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code.

Subject to the terms of the 2017 Plan, the Committee’s authority includes the authority to: (1) select or approve Award recipients; (2) determine the terms and conditions of Awards, including the price to be paid by a participant for any Common Stock; and (3) interpret the 2017 Plan and prescribe rules and regulations for its administration.

Stock Options. The Committee may grant ISOs, nonqualified stock options or options under Section 102 or 3(i) of the ITO, or Options. The Committee determines the number of shares of Common Stock subject to each Option, provided that in no event shall the aggregate fair market value of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. The Committee determines the exercise price of an Option, its duration and the manner and time of exercise. However, in no event shall an Option be exercisable more than ten years following the grant date thereof. ISOs may be issued only to employees of the Company or of a corporate subsidiary of ours, and the exercise price must be at least equal to the fair market value of the Common Stock as of the date the Option is granted. Further, an ISO must be exercised within ten years of grant. The Committee, in its discretion, may provide the vesting terms of any Option, provided that if no schedule is specified at the time of grant, the Option shall vest as follows: (i) on the six month anniversary of the date of the grant, the Option shall vest and shall become exercisable with respect to 25% of the Common Stock to which it pertains; and (ii) on a quarterly basis over the next 30 months, the Option shall vest and become exercisable with respect to the remaining 75% of the Common Stock to which it pertains. The vesting of one or more outstanding Options may be accelerated by the Committee at such times and in such amounts as it shall determine in its sole discretion. Options may be exercisable for one year following the termination of employment or other service relationship, unless the Committee specifies otherwise, in the event the Option is an ISO, in the event of a termination for “cause” or the expiration date of the Option.

The exercise price of an Option may be paid in cash or by certified or cashier’s check, or, at the discretion of the Committee, in shares of Common Stock owned by the participant, or by means of a “cashless exercise” procedure in which a broker transmits to us the exercise price in cash, either as a margin loan or against the participant’s notice of exercise and confirmation by us that we will issue and deliver to the broker stock certificates for that number of shares of Common Stock having an aggregate fair market value equal to the exercise price.

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Options granted under the 2017 Plan and the rights and privileges conferred by the 2017 Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution.

Stock Grants. The Committee may issue shares of Common Stock to participants with restrictions, as determined by it in its discretion, as well as restricted stock units, which are contractual commitments to deliver shares of Common Stock pursuant to a vesting schedule. Restrictions may include conditions that require the participant to forfeit the shares in the event that the holder ceases to provide services to us and/or if certain performance goals are not met (see discussion below). The recipient of a stock grant, including a stock grant subject to restrictions, unless otherwise provided for in a restricted stock agreement, has the rights of a stockholder of ours to vote and to receive payment of dividends on our Common Stock. Holders of restricted stock units and Options do not enjoy voting and dividend rights until the Award is settled in actual shares of Common Stock or the option is exercised, as the case may be.

Effect of Certain Corporate Transactions. If a recapitalization or similar transaction occurs that does not alter the existing proportionate ownership of the Common Stock, appropriate adjustments shall be made in the exercise price and number of outstanding Options and in the terms of restricted stock and RSUs. In the case of a merger, acquisitive transaction, reorganization, liquidation or other transaction, or Major Transaction, that does alter such proportionate ownership, vested Options generally may be exercised before such transaction and persons owning Common Stock as a result of Awards made under the 2017 Plan will participate on the same basis as other owners of Common Stock. Alternatively, the Board may determine in the case of a Major Transaction that Options, restricted stock and RSUs will continue in effect on a basis similar to that in effect prior to such Major Transaction, including with respect to vesting, except that such rights shall apply with respect to the surviving entity. The Board may, in its discretion, accelerate vesting in whole or in part in connection with a Major Transaction.

Performance Goals. If the Committee makes a restricted stock or RSU Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, or if the Committee otherwise desires to tie an Award to performance goals, the performance goals selected by the Committee must be based on the achievement of specified levels of one, or any combination, of the following business criteria: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Company’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Company as a whole (whether on a consolidated or unconsolidated basis), a related corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Award that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the participant and the Company by the Committee that the performance objective has been achieved. After the close of the applicable performance period, which may consist of more than one year, and generally before the close of the next year’s first quarter, the Committee will determine the extent to which the performance goals were satisfied and make a final determination with respect to an Award.

Further Amendments to the 2017 Plan. The Board or the Committee may, at any time, modify, amend or terminate the 2017 Plan or modify or amend Awards granted under the 2017 Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable laws. However, the Board or the Committee may not, without approval of the Company’s stockholders: (1) increase the total number of shares covered by the 2017 Plan, except by adjustments upon certain changes in capitalization; (2) change the aggregate number of shares of Common Stock that may be issued to any single person; (3) change the class of persons eligible to receive Awards under the 2017 Plan; or (4) make other changes in the 2017 Plan that require stockholder approval under applicable law (including any rules of any applicable stock exchange or stock quotation system of which the Company’s shares of Common Stock are is traded). Except as otherwise provided in the 2017 Plan or an award agreement, no amendment will adversely affect outstanding Awards without the consent of the participant. Any termination of the 2017 Plan will not terminate Awards then outstanding, without the consent of the participant.

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Term of the 2017 Plan. Unless sooner terminated by the Board, the 2017 Plan will terminate on the day prior to the tenth (10th) anniversary of its adoption by the Board. No Award may be granted after such termination or during any suspension of the 2017 Plan.

U.S. Tax Treatment. The following description of the federal income tax consequences of Awards is general and does not purport to be complete.

Incentive Stock Options

Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the shares subject to the Option over the exercise price. Provided that the shares are held for at least one year after the date of exercise of the Option and at least two years after its date of grant, any gain realized on a subsequent sale of the shares will be taxed as long-term capital gain. If the shares are disposed of within a shorter period of time, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares on the date of exercise (or the sale price of the shares sold, if less) over the exercise price. The Company receives no tax deduction on the grant or exercise of an ISO, but the Company is entitled to a tax deduction if the participant recognizes ordinary compensation income on account of a premature disposition of shares acquired on exercise of an ISO, in the same amount and at the same time as the participant recognizes income.

NonQualified Stock Options

A participant realizes no taxable income when a nonqualified stock option is granted. Instead, the difference between the fair market value of the shares acquired pursuant to the exercise of the Option and the exercise price paid is taxed as ordinary compensation income when the Option is exercised. The difference is measured and taxed as of the date of exercise, if the shares are not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases. A participant may elect (as described under Stock Awards below) to be taxed on the difference between the exercise price and the fair market value of the shares on the date of exercise, even though some or all of the shares acquired are subject to a substantial risk of forfeiture. Once ordinary compensation income is recognized, gain on the subsequent sale of the shares is taxed as short-term or long-term capital gain, depending on the holding period after exercise. The Company receives no tax deduction on the grant of a nonqualified stock option, but it is entitled to a tax deduction when a participant recognizes ordinary compensation income on or after exercise of the Option, in the same amount as the income recognized by the participant.

Stock Awards

A person who receives an award of shares without any restrictions will recognize ordinary compensation income equal to the fair market value of the shares over the amount (if any) paid. If the shares are subject to restrictions, the recipient generally will not recognize ordinary compensation income at the time the award is received but will recognize ordinary compensation income when restrictions constituting a substantial risk of forfeiture lapse, including satisfying any accelerated vesting conditions as a result of “retirement.” The amount of that income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid for the shares. Alternatively, a person may elect to be taxed, pursuant to Section 83(b) of the Code, on the excess of the fair market value of the shares at the time of grant over the amount (if any) paid for the shares, notwithstanding any restrictions. All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the recipient.

Restricted Stock Units

A person who receives RSUs generally will not recognize ordinary compensation income at the time of grant. Rather, the recipient will generally recognize ordinary compensation income equal to the fair market value of the shares or cash received less the price paid, if any, at the time the RSUs settles (generally shortly after vesting, although further deferral may be permitted). When any shares received are subsequently sold, the recipient generally will recognize capital gain or loss equal to the difference between the amount realized upon the sale of the shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired ). The capital gain or loss will be long-term if the shares were held for more than one (1) year or short-term if held for a shorter period. The Company will be entitled to a tax deduction when the recipient recognizes ordinary compensation income.

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Dividends

The full amount of dividends or other distributions of property made with respect to share Awards before the lapse of any applicable restrictions will constitute ordinary compensation income, and the Company is entitled to a deduction at the same time and in the same amount as the income is realized by the recipient (unless an election under Section 83(b) of the Code has been made). Cash dividends are generally not available with respect to Options and RSUs until exercised or settled, respectively.

Section 162(m) of the Code

Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to each of the principal executive officer and the three other most highly compensated executive officers, but not including the principal financial officer, to the extent that this compensation is not “performance-based” within the meaning of Section 162(m) of the Code. Compensation in excess of the $1,000,000 limit may be deducted if, among other matters, amounts are paid pursuant to pre-established, objective performance goals determined by a committee consisting solely of two or more “outside directors” (within the meaning of Section 162(m) of the Code), the material terms of those goals are disclosed to and approved by stockholders and any payment is made only after a committee of outside directors certifies that the preestablished performance goals have been satisfied.

Options issued under the 2017 Plan generally satisfy the performance-based compensation exception under regulations issued pursuant to Section 162(m) of the Code if, in addition to other requirements, the 2017 Plan is approved by our stockholders, the grants are made by the Committee (a committee presently consisting of “outside directors”) and the amount of compensation a person can receive under the Option is based solely on an increase in the value of the stock after grant.

Restricted stock and RSUs will generally not satisfy the requirements for the performance-based exception unless subject to performance criteria included in the 2017 Plan that are ultimately determined to be satisfied by the Committee by taking certain actions on a timely basis.

Israeli Tax Treatment. The following is a summary of the Israeli income tax consequences of certain transactions under the 2017 Plan with regard to the granting of Awards to Israeli participants. It is general and does not purport to be comprehensive.

Generally, the 2017 Plan provides for the granting of Awards to employees, directors and consultants under either Section 102 or Section 3(i) of the ITO. The Awards granted under the 2017 Plan to employees and office holders, who are not controlling shareholders (as defined in the ITO) are subject to the “capital gains tax route” under Section 102 of the ITO, or the Capital Gains Tax Route, and the Awards granted to participants in the 2017 Plan who do not qualify to receive Awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the ITO.

The Capital Gains Tax Route generally provides for a reduced tax rate of 25% on gains realized upon the sale of the Award’s underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such Awards (or shares issued upon their exercise or shares in case that a restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant). Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the Awards is less than the fair market value of the underlying shares at the time of grant of the Awards (calculated as the average value of a company’s shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the Award holder, taxed at the applicable marginal tax rate (up to 50% in 2017) together with health insurance and social security insurance payments, on the date of sale of the underlying shares and/or the date of the release of such underlying shares from trust. In the event the requirements of Section 102 of the ITO for the allocation of Awards according to the Capital Gains Tax Route are not met, the benefit attributed to the Award holder as a result of the grant of such Awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the restricted stock or the shares issued upon exercise of Awards are registered in the name of the trustee, the voting rights with respect to such shares will remain with the trustee. Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the Award holder upon sale of the shares underlying the Awards (except for such amount that will be deemed ordinary income of the Award holder as explained above). The Israeli subsidiary of the Company will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the Award holder and may be required to pay social security and national health insurance charges.

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Generally, with respect to a holder of an Award under Section 3(i) of the ITO that is not registered for trade, the taxable event shall take place on the date of exercise of the Award into shares, and the income will be classified as regular employment or work income subject to marginal tax rates (if the participant is an individual) or corporate tax rates (if the participant is a corporation).

Equity Incentive Plan Information

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2016:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Plan Category
Equity compensation plans approved by security holders
2013 Equity Incentive Plan	791	$1,120.50	–	(1)

Equity compensation plans not approved by security holders
Microbot Israel Employee Stock Option Plan(2)	1,447,223	$0	–
Stock Options(3)	1,167,693	$0.28	–
Total	2,615,707		–

(1)	The Company does not intend to grant any additional securities under this Plan.
(2)	Such options were originally issued by Microbot Israel under its Employee Stock Option Plan, and represented the right to purchase an aggregate of 500,000 of Microbot Israel’s ordinary shares. As of the effective time of the Merger, such options were retroactively adjusted to reflect the Merger and now represent the right to purchase shares of our common stock.
(3)	Such options were originally issued by Microbot Israel to MEDX Ventures Group LLC, of which Mr. Gadot is the Chief Executive Officer, Company Group Chairman and majority equity owner, and represented the right to purchase an aggregate of 403,592 of Microbot Israel’s ordinary shares. As of the effective time of the Merger, such options were retroactively adjusted to reflect the Merger and now represent the right to purchase shares of our common stock.

Pursuant to the employment agreements of Harel Gadot and Hezi Himelfarb, we are obligated to grant to such executive officers options to purchase shares of our common stock representing 5% and 3%, respectively, of our issued and outstanding shares as of the date of the Merger. We expect to make such grants to Messrs. Gadot and Himelfarb pursuant to the 2017 Plan, if and when adopted.

Required Vote

The affirmative vote of the holders of a majority of the of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the 2017 Plan and for the approval of the performance-based criteria that will permit us to maximize our opportunities to pay tax-deductible compensation.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 3 TO APPROVE THE MICROBOT MEDICAL INC. 2017 EQUITY INCENTIVE PLAN.

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PROPOSAL 4: APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

“Say on Pay” Vote

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers as disclosed in this Proxy Statement. The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers generally, as described in this Proxy Statement. Shareholders are urged to read carefully the information in the “Executive Compensation” section of this Proxy Statement before casting their vote. For purposes of this Proxy Statement, the following Company executives are referred to collectively as the “named executive officers”: Harel Gadot, Hezi Himelfarb, and David Ben Naim.

At this year’s Annual Meeting, the Company is also giving Shareholders the opportunity to express a preference as to how often such “say on pay” advisory votes should be conducted in the future. The Board believes that these advisory votes are an important means of obtaining feedback from our Shareholders about executive compensation, which is set by the Compensation Committee and the independent directors and is designed to link pay with performance. Although these votes are non-binding, our Board and Compensation Committee value the opinions of our Shareholders and will consider the outcome of these votes when making future compensation decisions affecting our executive officers.

Our Compensation Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our named executive officers, who are critical to the Company’s long-term success. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2016 compensation of the named executive officers.

The Company is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the Shareholders approve the compensation of the named executive Officers of Microbot Medical Inc., as disclosed in the “Executive Compensation” discussion, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2017 Annual Meeting of shareholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Compensation Committee and the Board of Directors value the opinions of the Company’s shareholders. Accordingly, to the extent there is a significant vote against the compensation of the named executive officers, the Board of Directors will consider shareholder concerns and the Compensation Committee will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS PRESENTED IN THIS PROXY STATEMENT.

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PROPOSAL 5: ADVISORY VOTE ON THE FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

In addition to seeking our Shareholders’ advisory vote on the compensation of our named executive officers, we are asking our Shareholders to express a preference as to how frequently future advisory votes on executive compensation should take place. Although the frequency vote is non-binding, the Compensation Committee and the Board appreciate receiving Shareholder input and will review the results of the vote. The Shareholder vote under this proposal is not to approve the Board’s recommendation but is instead a direct advisory vote on the particular frequency at which each Shareholder would like future advisory votes on executive officer compensation to be conducted. You may cast your vote on your preferred voting frequency by choosing the option of every “1 YEAR,” “2 YEARS,” or “3 YEARS,” or you may abstain from voting on this Proposal 5.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs triennially, meaning every “3 YEARS,” would be the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation.

The Board believes that triennial votes provide assurance that the Board and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis, but permit a more long-term approach to evaluating our executive compensation programs.

We believe our compensation decisions must reflect long-term strategic goals and avoid excessive focus on short-term financial results or short-term stock price fluctuations. Given the Company’s lengthy product development cycles, our focus on long-term performance and the three- or four-year vesting periods for our long-term incentive compensation, we believe that a triennial vote on executive compensation will enable Shareholders to provide the most constructive feedback on our executive compensation policies and program. Conversely, the Board believes that a more frequent vote could encourage Shareholders and the Company to take a short-term view of both executive compensation and company performance.

A three-year cycle for voting on executive compensation would also enable us to implement any appropriate changes to our executive compensation program and understand the effects of those changes prior to the next advisory vote. The Board believes that advisory votes more frequent than three years would make it more difficult to analyze the results of prior votes in a comprehensive and timely manner, thereby limiting the depth and completeness with which we can react and respond to any Shareholder concerns.

Directors’ Recommendation

While our Board believes a triennial advisory vote on executive compensation is consistent with our corporate governance and executive compensation philosophy, policies and practices, we understand that our Shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our Shareholders on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS SELECT EVERY “3 YEARS” ON THE PROPOSAL CONCERNING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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OTHER MATTERS

Shareholder Proposals

Shareholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2018 Annual Meeting of Shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the Shareholder proposals must be received by our corporate secretary on or before April 16, 2018.

Shareholders who wish to make a proposal at the 2018 Annual Meeting of Shareholders, other than one that will be included in our proxy materials, must notify us no later than June 30, 2018 (see Rule 14a-4 under the Exchange Act). If a Shareholder who wishes to present a proposal at the 2018 Annual Meeting of Shareholders fails to notify us by June 30, 2018, the proxies that management solicits for the meeting will confer discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting.

Shareholder Nominations of Directors

A shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors by giving timely notice thereof in proper written form to the secretary accompanied by a petition signed by at least 100 record holders of capital stock of the Company which shows the class and number of shares held by each person and which represent in the aggregate 1% or more of the outstanding shares entitled to vote in the election of directors. The submission must be in writing and delivered to Microbot Medical Inc., Attn: Secretary, Board of Directors, 25 Recreation Park Drive, Unit 108, Hingham, MA 02043, in accordance with the advance notice procedures and other requirements set forth in Section 3.2 of our bylaws for nominees to be considered for nomination at the 2018 annual meeting. These requirements are separate from, and in addition to, the requirements discussed above to have the shareholder nomination or other proposals included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. Submissions must include the name, address and number of shares of common stock beneficially owned by each participant in the Nominating Shareholder group, a representation that the Nominating Shareholder meets the requirements described in the Board policy and will continue to meet them through the date of the annual meeting, a description of all arrangements or understandings between or among the Nominating Shareholder group (or any participant in the Nominating Shareholder group) and the candidate or any other person or entity regarding the candidate, all information regarding the candidate that the Company would be required to disclose in a proxy statement under SEC rules, including whether the candidate is independent or, if not, a description of the reasons why not, the consent of the candidate to serve as a director, and representations by the candidate regarding his or her performance of the duties of a director. Full details may be obtained from the secretary of the Board at the address above or on our website at www.microbotmedical.com. The Corporate Governance Committee will consider and evaluate up to two candidates recommended in accordance with this policy in connection with any annual meeting. The Corporate Governance Committee will consider and evaluate candidates recommended by Shareholders on the same basis as candidates recommended by other sources.

In addition, the Company’s by-laws provide that a Shareholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors by giving timely notice thereof in proper written form to the Secretary accompanied by a petition signed by at least 100 record holders of capital stock of the Company representing in the aggregate 1% or more of the outstanding shares entitled to vote in the election of directors, which petition must show the class and number of shares held by each person. To be timely, such notice and petition must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the meeting, except if less than 70 days notice of the date of the meeting is given to Shareholders, in which case the notice and petition must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of such date was made. The requesting Shareholder is required to provide information with respect to the nominee(s) for director similar to that described above, as more fully set forth in the Company’s by-laws.

Form 10-K

The company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as filed with the SEC, is available without charge upon request by writing to Microbot Medical Inc. at 25 Recreation Park Drive, Unit 108, Hingham, MA 02043, Attention: Investor Relations. A copy of this report is also available through our website at www.microbotmedical.com or, alternatively, at www.sec.gov.

“Householding” of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and annual report to shareholders may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: Microbot Medical Inc., 25 Recreation Park Drive, Unit 108, Hingham, MA 02043; telephone: (781) 875-3605. In addition, copies of both documents may be obtained from our website (www.microbotmedical.com, click on the button “Investors” and then “Presentations and Resources”). You may also request information from Morrow Sodali LLC, our proxy solicitor, at the following address and telephone number: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902; Stockholders Call Toll Free: 800-662-5200; Microbot-info@morrowsodali.com. If you want to receive separate copies of the proxy statement or the annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

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Other Business

The Board knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have authority to act in their discretion.

By order of the Board of Directors

Harel Gadot
Chairman, President, and Chief Executive Officer

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Exhibit A

MICROBOT MEDICAL INC.

2017 EQUITY INCENTIVE PLAN

This 2017 Microbot Medical Inc. Equity Incentive Plan (the “Plan”) provides for the grant of restricted stock, restricted stock units and options to acquire common shares of Common Stock in the capital of Microbot Medical Inc., a corporation formed under the laws of the State of Delaware (the “Corporation”). Awards granted under this Plan will include:

(a) stock options that qualify and are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), which will be referred to in this Plan as “Incentive Stock Options”;

(b) stock options, restricted stock and restricted stock units that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961, as amended and the rules and regulations promulgated thereunder (the “Ordinance”), which will be referred to in this Plan as “102 Awards”;

(c) stock options that do not qualify under Section 422 of the Code (or which are not intended to be classified as Incentive Stock Options), which will be referred to in this Plan as “Non-Qualified Options” (and together with Incentive Stock Options and any other form of stock option issued under the Plan, “Options”);

(d) restricted stock and restricted stock units, which together with Non-Qualified Stock Options shall be referred to in this Plan as “Non-Qualified Awards”; and

(e)       stock options, restricted stock and restricted stock units under Section 3(i) of the Ordinance to consultants and Controlling Shareholders, as defined in Section 32(9) of the Ordinance (“Controlling Shareholders”) that are excluded from the term “Israeli Employee” as defined in Section 3.3 herein, which will be referred to in this Plan as “3(i) Awards”.

Options, 102 Awards, Non-Qualified Awards and Section 3(i) Awards, granted under this Plan are collectively referred to as “Awards”.

1.	PURPOSE

1.1 The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Committee (as hereinafter defined) shall select in accordance with Section 3 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Committee.

1.2 This Plan shall at all times be subject to all legal requirements relating to the administration of Awards, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, applicable Israeli tax laws, applicable Israeli securities laws, applicable Israeli corporate laws, applicable Israeli foreign exchange control laws, the rules of any applicable stock exchange or stock quotation system, and the rules of any other foreign jurisdiction applicable to Awards granted to residents therein (collectively, the “Applicable Laws”).

2.	ADMINISTRATION

2.1 This Plan shall be administered initially by the board of directors of the Corporation (the “Board”), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the “Committee”) may be an executive, compensation or other committee, including a separate committee especially created for this purpose.

2.2 If and so long as the shares of Common Stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Corporation wishes to comply with the performance based compensation exception under Section 162(m) of the Code, then the Board shall satisfy in selecting the membership of any Committee the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “Non-Employee Directors” as contemplated by Rule 16b-3 under the Exchange Act.

2.3 The Committee shall have the powers and authority vested in the Board hereunder. The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

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2.4 Subject to the provisions of this Plan and any Applicable Laws, and with a view to accomplishing the purpose of the Plan, the Committee shall have sole authority, in its absolute discretion, to:

(a) construe and interpret the terms of the Plan and any Award granted pursuant to this Plan;

(b) define the terms used in the Plan;

(c) prescribe, amend and rescind the rules and regulations relating to this Plan;

(d) correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e) grant Awards under this Plan;

(f) determine the individuals to whom Awards shall be granted under this Plan and whether the Award is granted as an Incentive Stock Option or a 102 Award, Non-Qualified Award or Section 3(i) Award;

(g) make an election under Section 102(b)(1) or (2) of the Ordinance;

(h) determine the time or times at which Awards shall be granted under this Plan;

(i) determine the number of shares of Common Stock subject to each Award, the exercise price of each Award, the duration of each Award and the times at which each Award shall become vested and exercisable;

(j) determine all other terms and conditions of the Awards; and

(k) make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5 All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3. ELIGIBILITY

3.1 Incentive Stock Options may be granted to an “Employee”, meaning any individual who, at the time such option is granted, is an employee of the Corporation or any corporation (other than the Corporation) that is a “Parent Corporation” of the Corporation or “Subsidiary Corporation” of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time) (“Related Corporation”).

3.2 Non-Qualified Awards may be granted to Employees, and to such other persons who are not Employees as the Committee shall select, subject to any Applicable Laws.

3.3 102 Awards may be granted to any person who is employed by the Corporation or its “employing company” within the meaning of Section 102(a) of the Ordinance (“Affiliate”) in Israel, including an individual who is serving as a director or an office holder, but excluding a Controlling Shareholder (“Israeli Employees”) in accordance with Section 4 herein.

3.4 Section 3(i) Awards may be granted to consultants and Controlling Shareholders that do not qualify as Israeli Employees.

3.5 Awards may be granted in substitution for outstanding Awards of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Awards also may be granted in exchange for outstanding Awards.

3.6 Any person to whom an Award is granted under this Plan is referred to as a “Participant”.

4. DESIGNATION OF AWARDS PURSUANT TO SECTION 102 (RELEVANT ONLY TO ISRAELI EMPLOYEES)

4.1 The Corporation may designate 102 Awards granted to Israeli Employees pursuant to Section 102 of the Ordinance as Unapproved 102 Awards (means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee) or Approved 102 Awards (means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Participant).

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4.2 The grant of Approved 102 Awards shall be made under this Plan adopted by the Board, and shall be conditioned upon the approval of this Plan by the Israeli Tax Authorities (the “ITA”).

4.3 Approved 102 Award may either be classified as a Capital Gain Award (“CGA”) or an Ordinary Income Award (“OIA”).

4.4 Approved 102 Award elected and designated by the Corporation to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as CGA.

4.5 Approved 102 Option elected and designated by the Corporation to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) shall be referred to herein as OIA.

4.6 The Corporation’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”) shall be appropriately filed with the ITA before the Date of Grant, as defined in Section 7.1(b), of an Approved 102 Award. Such Election shall become effective beginning the first Date of Grant of an Approved 102 Award under this Plan and shall remain in effect at least until the end of the year following the year during which the Corporation first granted Approved 102 Awards. The Election shall obligate the Corporation to grant only the type of Approved 102 Award it has elected, and shall apply to all Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Corporation from granting Unapproved 102 Awards simultaneously.

4.7 All Approved 102 Awards must be held in trust by a Trustee (means any entity appointed by the Corporation to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance, as described in Section 5 herein (the “Trustee”)).

4.8 For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102 of the Ordinance and the regulations promulgated thereunder.

4.9 With regards to Approved 102 Awards, the provisions of the Plan and/or the Award Agreement, as defined in Section 7.1 herein, shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement. Any provision of Section 102 and/or the said permit that is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Corporation and the Participants.

5. TRUSTEE

5.1 Approved 102 Awards that shall be granted under the Plan and/or any shares allocated or issued upon exercise of such Approved 102 Awards and/or other shares received subsequently following any realization of rights, including, without limitation, bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Participants for such period of time as required by Section 102 or any regulations, rules or orders or procedures promulgated thereunder (the “Holding Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards may be treated as Unapproved 102 Awards, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

5.2 Notwithstanding anything to the contrary, the Trustee shall not release any shares allocated or issued upon exercise of Approved 102 Awards prior to the full payment of the Participant’s tax liabilities arising from Approved 102 Awards that were granted to him and/or any shares allocated or issued upon exercise or vesting of such Awards, as the case may be.

5.3 Upon receipt of Approved 102 Awards, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Approved 102 Awards or shares granted to him thereunder.

5.4 With respect to any Approved 102 Awards, subject to the provisions of Section 102 and any rules or regulation or orders or procedures promulgated thereunder, a Participant shall not sell or release from trust any Award and any share received upon the exercise or vesting of an Approved 102 Award and/or any share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102 of the Ordinance. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 of the Ordinance and under any rules or regulation or orders or procedures promulgated thereunder shall apply to and shall be borne by such Participant.

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5.5 Except with respect to unexercised Options and any restricted stock units that have not settled, the Participant or the Trustee, as applicable, shall be entitled to receive ordinary dividends in accordance with the quantity of such shares, subject to the provisions of the Corporation’s incorporation documents (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable, subject to the provisions of Section 102.

6. STOCK

6.1 The Committee is authorized to grant Awards to acquire shares of Common Stock, shares of restricted stock and restricted stock units in a number equal to 9,355,763. The maximum number of shares that may be subject to Incentive Stock Options granted under the Plan shall be a number equal 9,355,763, subject to adjustment as provided in Section 7.1(o). Shares of Common Stock with respect to which Awards may be granted hereunder are subject to adjustment as set forth in Section 7.1(o) herein. In the event that any outstanding Award expires or is terminated for any reason, the shares of Common Stock allocable to the unexercised portion of such Award may again be subject to an Award granted to the same Participant or to a different person eligible under Section 3 herein.

6.2 The maximum number of shares of Common Stock for which an Award may be granted to any person in any calendar year shall be two million five hundred thousand (2,500,000).

7. TERMS AND CONDITIONS OF AWARDS

7.1 Each Award granted under this Plan shall be evidenced by a written agreement approved by the Committee (each, an “Award Agreement”). Award Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Committee in its discretion may deem advisable. All Awards also shall comply with the following requirements:

(a) Number of shares of Common Stock underlying the Award and Type of Award. Each Award Agreement shall state the number of shares of Common Stock to which it pertains and whether the Award is intended to be an Incentive Stock Option, a Non-Qualified Stock Option, a Section 102 Award (CGA or OIA), restricted or unrestricted stock or restricted stock units; provided that:

(i) in the absence of action to the contrary by the Committee in connection with the grant of an Award, all Awards shall be Non-Qualified Awards, Unapproved 102 Awards or Section 3(i) Awards, as the case may be;

(ii) the aggregate fair market value (determined at the Date of Grant, as defined below) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (granted under this Plan and all other plans under which incentive stock options may be granted of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S. $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the “Annual Limit”); and

(iii) any portion of an Award that exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

(b) Date of Grant. Each Award Agreement shall state the date the Committee has deemed to be the effective date of grant of the Award for purposes of this Plan (the “Date of Grant”).

(c) Exercise Price. Each Award Agreement shall state the price per share of Common Stock to which an Award is exercisable (if applicable). The Committee shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(i) the per share exercise price for an Incentive Stock Option or Non-Qualified Stock Option shall not be less than the fair market value per share of Common Stock at the Date of Grant as determined by the Committee in good faith;

(ii) with respect to Incentive Stock Options granted to greater-than-ten percent (10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock at the Date of Grant as determined by the Committee in good faith;

(iii) Awards granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur and subject to the requirements of Sections 424 and 409A of the Code (and the regulations promulgated thereunder) to the extent such requirements are applicable; and

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(iv) solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Corporation’s shares are listed on any established stock exchange or a national market system or if the Corporation’s shares will be registered for trading within ninety (90) days following the Date of Grant of the CGAs, the fair market value of the shares at the Date of Grant shall be determined in accordance with the average value of the Corporation’s shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

(d) Duration of Awards. At the time of the grant of the Award, the Committee shall designate, subject to Section 7.1(g) herein, the expiration date of the Award, which date shall not be later than ten (10) years from the Date of Grant; provided that the Committee decided otherwise in specific Award Agreements or that the expiration date of any Incentive Stock Option granted to a greater than ten percent (10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Committee in connection with the grant of a particular Award, and except in the case of Incentive Stock Options as described above, all Awards granted under this Section 7 shall expire ten (10) years from the Date of Grant.

(e) Vesting Schedule. No Award shall be exercisable until it has vested. The vesting schedule for each Award shall be specified by the Committee at the time of grant of the Award; provided that if no vesting schedule is specified at the time of grant, the Award shall vest as follows:

(i) on the six (6) month anniversary of the Date of Grant, the Award shall vest and shall become exercisable with respect to twenty five percent (25%) of the Common Stock to which it pertains; and

(ii) on a quarterly basis over the next 30 months, the Option shall vest and become exercisable with respect to the remaining 75% of the Common Stock to which it pertains.

The Committee may specify a vesting schedule for all or any portion of an Award based on the achievement of performance objectives established in advance of the commencement by the Participant of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation’s performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Award that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Participant and the Corporation by the Committee that the performance objective has been achieved. To the extent any Award is intended to satisfy the requirements for performance based compensation as defined under Section 162(m) of the Code (and the regulations promulgated thereunder), the establishment and application of such performance objective shall satisfy the requirements of Section 162(m) of the Code (and the regulations promulgated thereunder) in all respects.

(f) Acceleration of Vesting. Subject to the requirements of Section 162(m) of the Code (and the regulations promulgated thereunder) the vesting of one (1) or more outstanding Award(s) may be accelerated by the Committee at such times and in such amounts as it shall determine in its sole discretion.

(g) Term of Award

(i) Subject to the terms of an Award Agreement, Vested Awards shall terminate, to the extent not previously exercised or settled, upon the occurrence of the first of the following events:

A. the expiration of the Award, as designated by the Committee in accordance with Section 7.1(d) above;

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B. the date a Participant receives a notice of his termination of employment or contractual relationship with the Corporation or any Related Corporation for Cause (as hereinafter defined);

C. the one (1) year anniversary of the last day of employment with the Corporation or any Related Corporation not for Cause; or

D. the expiration of ten (10) years (or five (5) years with respect to Incentive Stock Options granted to greater-than-ten percent (10%) shareholders of the Corporation), unless otherwise determined in specific agreements by the Committee, from the date of a Participant’s termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than Cause, but including death or disability, unless, in the case of a Non-Qualified Stock Option, Section 102 Option or Section 3(i) Option, the exercise period is extended by the Committee until a date not later than the expiration date of the Award.

(ii) Notwithstanding Section 7.1(g)(i) above, any vested Awards that have been granted to a Participant in the Participant’s capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

A. the event specified in Section 7.1(g)(i)A. above;

B. the expiration of ten (10) years, unless otherwise determined in specific agreements by the Committee, from the date such Participant ceases to serve as a director of the Corporation or Related Corporation, as the case may be.

(iii) Upon the death of a Participant, any vested option still in force and unexpired may be exercised by the person or persons to whom such Participant’s rights shall pass by the Participant’s will or by the laws of descent and distribution at the Participant’s domicile at the time of death, within a period of twenty four (24) months after the date of the Participant’s death.

(iv) For purposes of the Plan, unless otherwise defined in the Award Agreement, termination for “Cause” shall have the meaning of the term as expressly defined in a then-effective written agreement between the Participant and the Corporation or any Related Corporation, or in the absence of such then-effective written agreement and in the case of an Employee or an Israeli Employee, termination for the following reasons: (i) conviction of any felony involving moral turpitude or affecting the Corporation; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board or the Participant’s direct supervisor, which involves the business of the Corporation or its Related Corporation and was capable of being lawfully performed; (iii) embezzlement of funds of the Corporation or its Related Corporation; (iv) any breach of the Participant’s fiduciary duties or duties of care of the Corporation; including without limitation disclosure of confidential information of the Corporation; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Corporation. Unless accelerated in accordance with Section 7.1(f) above, unvested Options shall terminate immediately upon termination of employment or contractual relationship of a Participant with the Corporation or a Related Corporation, or termination of a Participant’s services as a director of the Corporation or a Related Corporation, for any reason whatsoever, including death or disability.

(v) For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Participant is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless (to the extent permitted by Applicable Law) otherwise determined in specific agreements by the Committee and unless the Participant’s re-employment rights are guaranteed by statute or by contract.

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(h) Exercise or Settlement of Awards

(i) Options shall be exercisable, in full or in part, at any time after vesting, until termination of right to exercise. If less than all of the shares of Common Stock included in the vested portion of an Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the exercise period.

(ii) Options or portions thereof may be exercised by giving written notice to the Corporation, in such form and method as may be determined by the Corporation and when applicable, by the Trustee in accordance with the requirements of Section 102 of the Ordinance, which notice shall specify the number of shares of Common Stock to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in a form specified in Section 7.1(i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing shares of Common Stock to the Participant, until provision has been made by the Participant, to the satisfaction of the Corporation, for the payment of the aggregate exercise or purchase price, as applicable, for all shares of Common Stock for which the Award shall have been exercised or settled and in satisfaction of any tax withholding obligations associated with such exercise or settlement.

(iii) During the lifetime of a Participant, Options are exercisable only by the Participant.

(iv) Only a whole share of Common Stock may be issued pursuant to the exercise or settlement of an Award, and to the extent that an Award covers less than one (1) share of Common Stock, such fractional share shall be forfeited.

(v) For Israeli Employees, the above mentioned in Section 7(h)(ii) is subject to Section 102 and the trust mechanism as defined in Section 5 of this Plan.

With respect to an Unapproved 102 Award, if the Participant ceases to be employed by the Corporation or any Affiliate, the Participant shall extend to the Corporation and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of shares of Common Stock, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

(i) Payment upon Exercise of Option or Settlement of an Award. Upon the exercise of any Option or settlement of an Award requiring a purchase price, the aggregate exercise price or purchase price (as applicable) shall be paid to the Corporation in cash or by certified or cashier’s check. In addition, if pre-approved in writing by the Committee who may arbitrarily withhold consent, the Participant may pay for all or any portion of the aggregate exercise price or purchase price (as applicable) by complying with one or more of the following alternatives:

(i) by delivering to the Corporation shares of Common Stock previously held by such Participant, or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to exercise of an Award, which shares of Common Stock received or withheld shall have a fair market value per share of Common Stock at the date of exercise (as determined by the Committee) equal to the aggregate exercise price to be paid by the Participant upon such exercise or settlement;

(ii) by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the shares of Common Stock and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price or settlement price; or

(iii) by complying with any other payment mechanism approved by the Committee at the time of exercise.

(j) Restricted Stock. An Award of restricted stock, whether as a 102 Award, Non-Qualified Award or Section 3(i) Award, may be granted by the Corporation in a specified number of shares of Common Stock of the Corporation to the Participant, which shares may or may not be subject to forfeiture or other restrictions upon the happening of specified events (the term in which such restrictions apply shall be referred to as the “Restriction Period”). Such an Award shall be subject to the following terms and conditions:

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(i) Restricted stock shall be evidenced by an Award Agreement. The Award Agreement shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

(ii) Upon determination of the number of shares of restricted stock to be granted to a Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock of the Corporation be issued to the Participant with the Participant designated as the registered owner. If any restrictions apply to such shares of restricted stock, the certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation, to be held in escrow during the Restriction Period.

(iii) Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the Participant shall not have the right to receive dividends from or to vote the shares of restricted stock.

(iv) The Award Agreement shall specify the duration of the Restriction Period, if any, and the employment or other conditions (including performance objectives, termination of employment on account of death, disability, retirement or other cause) under which shares of restricted stock may be forfeited by the Participant. At the end of the Restriction Period, if any, the restrictions imposed shall lapse with respect to the number of shares of restricted stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant’s legal representative). Subject to the provisions of Section 162(m) of the Code (and the regulations promulgated thereunder), the Committee may, in its sole discretion, modify or accelerate the vesting and delivery of shares of restricted stock, if those are subject to vesting.

(k) Restricted Stock Unit. The Committee is authorized to make awards of restricted stock units, whether as a 102 Award, Non-Qualified Award or Section 3(i) Award, to any Employee or consultant in such amounts and subject to such terms and conditions as the Committee shall deem appropriate. On the vesting date of a restricted stock unit, or, if later, on the date or dates set forth in the applicable Award Agreement(s), the Corporation shall transfer to the Participant one unrestricted, fully transferable, fully paid and non-assessable share of Common Stock for each restricted stock unit scheduled to be paid out on such date and not previously forfeited.

(i) All Awards of restricted stock units made pursuant to this Plan will be evidenced by an Award Agreement and will comply with and be subject to the terms and conditions of this Plan.

(ii) Unless otherwise determined by the Committee at the time of an Award, during the Restriction Period the Participant shall not have the right to receive dividends from and to vote the shares underlying the restricted stock units.

(iii) Restricted stock units shall be subject to such terms and conditions as the Committee may impose. These terms and conditions may include restrictions based upon completion of a specified period of service with the Corporation or an Affiliate and the attainment of certain performance objectives as set out in advance in the Participant’s individual Award Agreement.

(l) No Rights as a Shareholder. A Participant shall have no rights as a shareholder of the Corporation with respect to any shares of Common Stock covered by an Option and to any shares of Common Stock underlying a restricted stock unit until such Participant becomes a record holder of such shares, irrespective of whether such Participant has given notice of exercise. Subject to the provisions of Section 7.1(o) hereof, no rights shall accrue to a Participant and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the shares of Common Stock for which the record date is prior to the date the Participant becomes a record holder of the shares of Common Stock, irrespective of whether such Participant has given notice of exercise. Awards and shares of Common Stock held by the Trustee are subject to the provisions of Section 5 of the Plan.

(m) Non-transferability. Options and unvested restricted stock and restricted stock units granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any options and unvested restricted stocks and restricted stock units or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Options and unvested restricted stock and restricted stock units shall thereupon terminate and become null and void.

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As long as Awards are held by the Trustee on behalf of a Participant, all rights of the Participant over the shares of Common Stock are personal and cannot be transferred, assigned, pledged or mortgaged, other than by will or pursuant to the laws of descent and distribution.

(n) Securities Regulation and Tax Withholding.

(i) Shares of Common Stock shall only be issued with respect to an Award, including the exercise of an Option, and the issuance and delivery of such shares of Common Stock shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such shares of Common Stock. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any shares of Common Stock under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any shares of Common Stock under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such shares of Common Stock.

(ii) As a condition to the exercise of an Option or issuance of other Awards, the Committee may require the Participant to represent and warrant in writing at the time of such exercise that the shares of Common Stock are being purchased only for investment and without any then-present intention to sell or distribute such shares of Common Stock. If necessary under Applicable Laws, the Committee may cause a stop-transfer order against such shares of Common Stock to be placed on the stock books and records of the Corporation, and a legend indicating that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such shares of Common Stock in order to assure an exemption from registration. The Committee also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS OR ISSUANCE OF OTHER AWARDS.

(iii) The Participant shall pay to the Corporation by certified or cashier’s check, promptly upon exercise of an Option or, if sooner or later, the date that the amount of such obligations becomes determinable upon any Award, all applicable federal, state, local and foreign withholding taxes that the Committee or the Trustee, in their discretion, subject to Section 102 in case of Israeli Employees, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option or issuance of shares underlying a different Award. Furthermore, the Participant shall agree to indemnify the Corporation and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. Upon approval of the Committee, a Participant may satisfy such obligation by complying with one or more of the following alternatives selected by the Committee:

A. by delivering to the Corporation shares of Common Stock previously held by such Participant or by the Corporation withholding shares of Common Stock otherwise deliverable pursuant to the exercise of the Option or issuance of shares underlying a different Award, which shares of Common Stock received or withheld shall have a fair market value (as determined by the Committee) equal to the minimum mandatory withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

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B. by complying with any other payment mechanism approved by the Committee from time to time.

(iv) The issuance, transfer or delivery of certificates representing shares of Common Stock pursuant to the exercise of Options or issuance of shares underlying a different Award may be delayed, at the discretion of the Committee, until the Committee is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code and/or the Ordinance have been met and that the Participant has paid or otherwise satisfied any withholding tax obligation as described in Section 7.1(n)(iii) above.

(o) Adjustments Upon Changes In Capitalization

(i) The aggregate number (in the case of Incentive Stock Options and for purposes of the limit in Section 6.2 above) and class of shares for which Awards may be granted under this Plan, the number and class of shares covered by each outstanding Award, and the exercise price per share thereof (but not the total price), and each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from:

A. a subdivision or consolidation of shares of Common Stock or any like capital adjustment, or

B. the issuance of any shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock, to the holders of all or substantially all of the outstanding shares of Common Stock by way of a stock dividend (other than the issue of shares of Common Stock, or securities exchangeable for or convertible into shares of Common Stock, to holders of shares of Common Stock pursuant to their exercise of Options to receive dividends in the form of shares of Common Stock, or securities convertible into shares of Common Stock, in lieu of dividends paid in the ordinary course on the shares of Common Stock).

(ii) Except as provided in Section 7.1(o)(iii) hereof, upon a merger (other than a merger of the Corporation in which the holders of shares of Common Stock immediately prior to the merger have the same proportionate ownership of shares of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their shares of Common Stock, any Award granted hereunder shall terminate, but the Participant shall have the right to exercise such Participant’s Award immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Award Agreement have been satisfied.

(iii) If the shareholders of the Corporation receive shares in the capital of another corporation (“Exchange Shares”) in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Corporation in which the holders of shares of Common Stock immediately prior to the merger have the same proportionate ownership of shares of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Awards granted hereunder shall be converted into Awards to purchase Exchange Shares, unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Awards granted hereunder shall not be converted into Awards to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Participant’s right to exercise the Participant’s Awards pursuant to the provisions of Section 7.1(o)(ii). The amount and price of converted Awards shall be determined by adjusting the amount and price of the Awards granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the shares of Common Stock receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the Award Agreement shall continue to apply to the Awards granted for the Exchange Shares.

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(iv) In the event of any adjustment in the number of shares of Common Stock covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

(v) All adjustments pursuant to Section 7.1(o) shall be made by the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(vi) The grant of an Award shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

(vii) All adjustments made pursuant to this Section 7.1(o) shall satisfy the requirements of Sections 424 and 409A of the Code (and the regulations promulgated thereunder to the extent such requirements are applicable.

8. TERMINATION DATE; AMENDMENT; SHAREHOLDER APPROVAL

8.1 Unless sooner terminated by the Board, this Plan shall terminate on the day prior to the tenth (10th) anniversary of its adoption by the Board. No Award may be granted after such termination or during any suspension of this Plan.

8.2 Any Incentive Stock Options granted by the Committee prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the shareholders of the Corporation’s outstanding voting shares, voting either in person or by proxy at a duly held shareholders’ meeting within twelve (12) months before or after the date this Plan is approved by the Board.

9. NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Participant to exercise such Option.

10. NO RIGHT TO AWARD OR TO EMPLOYMENT

Whether or not any Awards are to be granted under this Plan shall be exclusively within the discretion of the Committee, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Award shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with a Participant for any length of time, nor shall it interfere in any way with the Corporation’s or, where applicable, a Related Corporation’s right to terminate a Participant’s employment or services at any time, which right is hereby reserved.

11. AWARDS VOIDABLE

If a person to whom an Award under the Plan has been made fails to execute and deliver to the Committee a related Award agreement within thirty (30) days after it is submitted to him, the Award shall be voidable by the Committee at its election, without further notice to such person.

12. APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of shares of Common Stock issued upon the exercise of Awards shall be used for general corporate purposes, unless otherwise directed by the Board.

13. INDEMNIFICATION OF COMMITTEE

In addition to all other rights of indemnification they may have as members of the Board, members of the Committee shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys’ fees incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Award granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Committee member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Committee member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

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14. AMENDMENT AND TERMINATION OF PLAN

Subject to additional consents and approvals required under Applicable Law, the Committee may, at any time, modify, amend or terminate this Plan or modify or amend Awards granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws; provided that without approval of the Corporation’s shareholders there shall be no: (a) increase in the total number of shares covered by the Plan, except by operation of the provisions of Section 7(o), or the aggregate number of shares of Common Stock that may be issued to any single person; (b) change in the class of persons eligible to receive Awards under the Plan; or (c) other change in the Plan that requires shareholder approval under Applicable Law. Except as otherwise provided in the Plan or an Award Agreement, no amendment shall adversely affect outstanding Awards without the consent of the Participant. Any termination of the Plan shall not terminate Awards then outstanding, without the consent of the Participant.

15. SECTION 409A

15.1 This Plan and the related Award Agreements (collectively, for purposes of this Section 15, the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Deferrals of compensation subject to the restrictions set forth under Section 409A and the regulations promulgated thereunder (hereinafter, “Non-Qualified Deferred Compensation”) may only be made under this Plan to a Participant subject to the provisions of Section 409A upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay (exempt from the provisions of Section 409A under Treas. Reg. Section 1.409A-1(b)(9)) or as short-term deferral amounts (as described in Treas. Reg. Section 1.409A-1(b)(4)), to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

15.2 To the extent required by Section 409A, and notwithstanding any other provision of this Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, a Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date which is one day after the six (6) month anniversary of his separation from service, but in either case only if he is a “Specified Employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum promptly following the first to occur of the two dates specified in such immediately preceding sentence.

15.3 Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary Termination of Service shall be withheld until the Participant (who is subject to the provisions of Section 409A) incurs both (i) a termination of service and (ii) a “Separation from Service” with the Corporation and all of the Affiliates, as such term is defined in Treas. Reg. Section 1.409A-1(h).

15.4 If a Participant subject to the provisions of Section 409A is permitted to elect to defer an Award or any payment under an Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an “Initial Deferral Election”) must be received by the Committee prior to the following dates or will have no effect whatsoever:

(a) Except as otherwise provided below or in Treas. Reg. Section 1.409A-2, the December 31st immediately preceding the year in which the compensation is earned;

(b) With respect to a Participant’s first year of participation in the Plan, within 30 days after the date the Participant first becomes eligible to participate in the Plan, but only with regard to compensation paid for services performed by the Corporation or any affiliate after the date of such election;

(c) With respect to any annual or long-term incentive pay which qualifies as “performance-based compensation” within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Treas. Reg. Section 1.409A-2(a) are met;

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(d) With respect to “Fiscal Year Compensation” as defined under Code Section 409A, by the last day of the Corporation’s fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

(e) With respect to mid-year Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant’s continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Award (or the date such legally binding right to a payment of compensation arises), provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

15.5 If the Plan so permits, the Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a “Subsequent Deferral Election”), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant’s death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, such Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

15.6 To the extent the Plan provides that Non-Qualified Deferred Compensation can be paid, at the discretion of the Committee, during a certain period (e.g., 60 days) following a permissible payment event or trigger, and if the payment period spans two taxable years of a Participant, then such Non-Qualified Deferred Compensation shall be paid during the second of such taxable years.

15.7 The preceding provisions of this Section 15 shall not be construed as a guarantee by the Corporation or by any of its affiliates of any particular tax effect to the Participants under this Plan. The Corporation and its affiliates shall not be liable to the Participants for any additional tax, penalty or interest imposed under Section 409A nor for reporting (or for failing to report) in good faith any payment made under this Plan as an amount includible in gross income under Section 409A.

16. TAX WITHHOLDING

The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the minimum statutory required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a fair market value equivalent to such cash amount, or by use of the following procedure if approved in writing by the Committee: A procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Award, as applicable. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Participant for at least six months or (ii) acquired by the Participant other than under the Plan or a similar program.

17. PAYMENTS DUE MISSING PERSONS

The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such Benefits shall be due, any such persons entitled to Benefits have not been located, their rights under the Plan with respect to such Benefits shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended Benefits shall be held by the Corporation for a period of one (1) additional year and thereafter such Benefits shall be forfeited and thereafter remain the property of the Corporation.

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18. INCAPACITY

If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive or exercise such Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Award otherwise payable to such person to (or permit such Award to be exercised by) such other person or institution, including a custodian under the Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Award.

19. GOVERNING LAW

All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. In the event that any person is compelled to bring a claim related to the Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of the Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

19.1 THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS BINDING ARBITRATION, AND THE CORPORATION AND EACH PARTICIPANT (INCLUDING FORMER PARTICIPANTS, BENEFICIARIES OF PARTICIPANTS OR OF FORMER PARTICIPANTS OR PERSONS ACTING FOR OR NON BEHALF THEREOF) WAIVE THE RIGHT TO A JURY TRIAL OR COURT TRIAL. No Participant shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of the Plan.

19.2 Any arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current JAMS Arbitration Rules and Procedures for Employment Disputes or the appropriate governing body, as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to the Plan will lie in the locality of the principal executive offices of the Corporation. The arbitrator will be selected by mutual agreement of the parties to such arbitration or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS or the appropriate governing body. The parties to the arbitration shall each pay an equal amount of the arbitrator’s fees and arbitration costs (recognizing that each party to the arbitration bears the cost of its own deposition(s), witness, expert and attorneys’ fees and other expenses as and to the same extent as if the matter were being heard in a court of law). Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Judgment upon any award may be entered in any court having jurisdiction thereof.

20. NOTICES

Each notice relating to the Plan shall be in writing and delivered in person, by national recognized courier service or by certified or express mail to the proper address, with proof of receipt requested. Except as otherwise provided in any Award Agreement, or as the Committee or Corporation shall, in writing, notify applicable Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons, all notices to the Corporation or the Committee shall be addressed to it at the principal executive offices of the Corporation, Attn: Secretary. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Corporation’s records. No such notice shall be effective until received by the addressee.

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21. GOLDEN PARACHUTE RESTRICTIONS

Notwithstanding any other provisions of the Plan to the contrary, if the receipt of any payments or benefits under the Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a “Reduced Amount.” If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and any such Participant to reduce the payments under the Plan only if the aggregate “Net After Tax Receipts” to such Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify such Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section 21 shall be final, conclusive and binding upon the Corporation and any such Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this 21), however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant which should not have been so paid (“Overpayment”) or that additional amounts which will not have been paid under the Plan to or for the benefit of a Participant could have been so paid (“Underpayment”), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or a Participant, which the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by Applicable Law, which such Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by a Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant’s taxable year next following the Participant’s taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section 21`, (i) “Net After Tax Receipts” means the Present Value of a payment under the Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 which applies to the Participant’s taxable income for the applicable taxable year; (ii) “Present Value” means the value determined in accordance with Code Section 280G(d)(4); and (iii) “Reduced Amount” means the smallest aggregate amount of all payments and benefits under the Plan which (x) is less than the sum of all payments and benefits under the Plan and (y) results in aggregate Net After Tax Receipts which are equal to or greater than the Net After Tax Receipts which would result if the aggregate payments and benefits under the Plan were any other amount less than the sum of all payments and benefits to be made under the Plan. If any payment or benefit is reduced under this Section 21, such reduction shall be made in the following order: (i) first, any future cash payments (if any) shall be reduced (if necessary, to zero); (ii) second, any current cash payments shall be reduced (if necessary, to zero); (iii) third, all non-cash payments (other than equity or equity derivative related payments) shall be reduced (if necessary, to zero); and (iv) fourth, all equity or equity derivative payments shall be reduced. Any necessary reduction in each subcategory shall first be applied to the latest scheduled payment in such subcategory and shall continue to the extent necessary until the most current payment is reduced or eliminated.

22. CLAWBACKS

Notwithstanding any provision of the Plan to the contrary, each Participant’s benefits awarded or paid hereunder (including, but not limited to, payments of cash, equity underlying grants, and equity released from restrictions) may be subject to recoupment by the Corporation to the extent (i) required under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (each as in effect from time to time, any applicable rules and regulations with respect thereto that are promulgated thereunder by the Securities and Exchange Commission and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded), (ii) required by any other policy or rule adopted by the Board or the Corporation’s stockholders pursuant to a duly authorized vote or (iii) as may be provided in a particular Award Agreement. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under the Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section 22 shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code regarding the prohibited acceleration of payments of deferred compensation.

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23. CERTAIN RULES OF CONSTRUCTION

23.1 The headings and subheadings set forth in the Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

23.2 Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the neuter, masculine or feminine, as the case may be.

23.3 The words “hereof,” “herein,” “hereunder” and similar words refer to the Plan as a whole and not to any particular provision of the Plan; and any subsection, Section, Schedule, Appendix or Exhibit references are to the Plan unless otherwise specified.

23.4 The term “including” is not limiting and means “including without limitation.”

23.5 References in the Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of the Plan) and to any subordinate legislation made from time to time under such statute or statutory provision.

23.6 References to the Plan or to any other document include a reference to the Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.

23.7 References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

23.8 References to “$” are to United States Dollars.

23.9 References to “%” are to percent.

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microbot medical

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_______________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
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Admission Ticket

C123456789

000000000.000000 ext 000000000.000000 ext
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Eastern Time, on September 12, 2017.

Vote by Internet

- Go to **www.envisionreports.com/MBOT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 – 4 and for every 3 YEARS on Proposal 5.

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1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain
01 - Yehezkel (Hezi) Himelfarb	☐	☐	☐	02 - Scott Burell	☐	☐	☐

	3 Years	2 Years	1 Year	Abstain
5. The approval of a non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation.	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1UPX 3439721

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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02NVDF

2017 Annual Meeting of Shareholders
of Microbot Medical Inc.
September 12, 2017 11:00 A.M. Eastern Time

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

microbot medical

Proxy — Microbot Medical Inc.

Notice of 2017 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – September 12, 2017

Harel Gadot and Yehezkel (Hezi) Himelfarb are each hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Microbot Medical Inc. to be held on September 12, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, FOR Proposal 2, FOR Proposal 3, FOR Proposal 4, and FOR 3 years for Proposal 5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)